Listing Report:Supplement No. 181 dated Mar 01, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 383528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$145.20

Auction yield range:	6.05% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	0y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	19	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$985
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thirty4crayons	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
The purpose of my loan is to pay off my credit card. I am a student and I have three months left before I graduate and become an RN. I work part time as a substitute teacher and work at various types of one day clinics as an LPN/LVN so the monthly payment wouldn't be a problem. I just don't want the interest rates to kick my butt because of the books and tuition i've had to pay for this semester. I just want to pay it off and have a low monthly payment. I just don't want to have to worry about the credit card bill. thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 408990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	20 / 20	Length of status:	4y 10m
Credit score:	720-739 (Feb-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$150,518	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-winner231	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Provide for my daughter
Purpose of loan:
This loan will be used for household expenses and some business expenses

My financial situation:
I am a good candidate for this loan because I am a minority small business owner and I have a passion for what I do (helping people buy, sell and rent homes).? I've owned my real estate business for 5 years and it is just beginning to take off.? I have?equity in my home and?my car?- my credit is good.?? I'm just needing some money to carry me through the slower time of year until the market?kicks in for Spring.? My daughter is counting on me and I don't want to let her down!? She wrote a note on my bulletin board that says " Work hard, Mom! Don't give up! I mean it!"? I am working hard and will continue to do so, it's just a matter of timing.
Local lenders are not lending to small businesses and refinancing is not an option for me.? So, I'm coming to you for help knowing in the very core of me that I will be able to pay you back. I refuse to fail, and humbly ask you to invest and have faith in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$226.27

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	50%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	1y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	25	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$17,922	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	aquaymca	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,800.00	< mo. late:	0 ( 0% )	680-699 (May-2006) 680-699 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Debt Consoldation
I am back at Prosper for my second consoldation loan.? I paid my first loan off early and was current through the whole time.? I am a full time teacher working extra hours in our After-school program and also at the YMCA.?

Please help me get started out in life by funding my debt consoldation.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$127.93

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$6,694	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	etravian	Borrower's state:	Connecticut	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-739 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Two years, one graduate degree!
Purpose of loan:
This loan will consolidate some of the debt that my partner and I accumulated over the last few years.? I work full time for a company that I've been at for over two years, and he started his graduate degree shortly after we bought our house three years ago.? He graduates in May and we're on track to becoming a real two-income household again!? Yay!

Even as a one-income house, we've kept all of our bills paid on time, have done a little investing, and we even paid off my previous Prosper loan about 9 months early!?

So now, rather than continuing to pay several different companies for smallish amounts of old debt each month, I'd rather pay the interest to actual people as one payment.

My financial situation:
I work full time at a computer software/infrastructure/agricultural financial services company.? The company is owned by a group of farm credit banks, who are also the company's customers.? The organization has very low turnover.? My partner is getting his graduate degree in Counseling, with a May 2010 graduation date.?
I am a good candidate for this loan because...
I've proven my ability to pay my debts, stick to a plan of action, and carry it through to the end.? My partner and I have been together for five years, jointly own our home, and have similar ethics when it comes to our finances.? We have stable income which is sufficient to pay current outstanding debt, other bills, etc., with enough money left over to pay for things like food, entertainment, etc.? We managed to build a decent cash buffer for unforeseen circumstances, even during difficult financial times.? We've both got reliable cars (mine is thanks in part to my last Prosper loan), and our goal is to pay this loan off early, like the last one. Plus, with this loan our outgoing funds per month will actually be less because our purpose in getting this loan is to pay off current short term debt.

Monthly net income: $ 3300 (2400 from salary + $300 from annual bonus + about $600/mo from my partner's internship)

Monthly expenses: $ 3000
??Housing: $ 1600 (mortgage, insurance, taxes)
??Insurance: $ 0 (health insurance 100% employer paid.? Lucky me!)
??Car expenses: $ 250 (insurance on both cars, + gas for commute)
??Utilities: $ 220 (gas + electric, average for the year)
??Phone, cable, internet: $ 100 (internet + inexpensive cell family plan)
??Food, entertainment: $ 230 (I love to cook so we don't eat out much)
??Clothing, household expenses $ 100 (we've both worn the same size clothes for the last several years)
??Credit cards and other loans: $13k total debt, current payments approx $500, which will be about $70 less after being partially transferred to this loan

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$92.82

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	20%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	10y 7m
Credit score:	760-779 (Feb-2010)	Total credit lines:	29	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,534	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-astute-social	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combining Payments Into One
Purpose of loan:
This loan will be used to pay off a couple credit cards and consolidate the payments into one.?

My financial situation:
I am a good candidate for this loan because I am a very honest and reliable person that understands the importance of repaying debts to others.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$128.30

Auction yield range:	17.05% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	57%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	7 / 5	Length of status:	11y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$6,444
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Scollardical	Borrower's state:	Illinois	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Card Debt
Purpose of loan:
This loan will be used to consolidate credit card debt for pay off?

My financial situation:
I am a good candidate for this loan because I have an excellent payment history?

Monthly net income: $ 811.00

Monthly expenses: $
??Housing: $ 233.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 24.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	57%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	0y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	32	Occupation:	Teacher
Now delinquent:	2	Revolving credit balance:	$10,506	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	28
Screen name:	sparkling-bazaar1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards and having just one payment.

I am a good candidate for this loan because?from past experiences and through a difficult divorce, I?wanted to get my credit cards paid off with all these new Credit Card Changes.? I am a 30 year Retired Teacher, which I receive TRS (?$3,305.52 monthly)?which I didn't list because there was no space available.??With the State of GA and Budget Cuts in Education, they offered 30 Year?Teachers a Part-time position.? Of course, part-time work can run into full time at times.? With my TRS Retirement every month and my part time teaching salary that I receive every month, I am and will make my payments on time by a draft through my checking account.

I really appreciate your looking over my loan and considering my loan.

Thank you in advance.

Monthly net income: $4,761.29

Monthly expenses: $
??Housing: $ 400.00????
??Insurance: $ 120.00
??Car expenses: $ 438.29
??Utilities: $?200.00
??Phone, cable, internet: $ 305.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 200.00 Church
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	25%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 13	Length of status:	3y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	50	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$6,906	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commitment-warrior	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my fiance payoff her car
Purpose of loan:
This loan will be used to help my fiance, a student, payoff her car so we can save money for our wedding.

My financial situation:
I am a good candidate for this loan because?my job is secure for the next 5 years and have a low DTI, ability to pay.? I also work weekends as a wedding DJ and videographer, generating about $600 - $1500 per gig.

Monthly net income: $ 47,232.00

Monthly expenses: $ 1040.00
??Housing: $ 500
??Insurance: $ 40
??Car expenses: $ 60
??Utilities: $ 30
??Phone, cable, internet: $ 10
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$164.14

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	22 / 19	Length of status:	10y 7m
Credit score:	640-659 (Feb-2010)	Total credit lines:	30	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$11,597	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	responsibility-ninja9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
basement finishing
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$215.01

Auction yield range:	17.05% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1977	Debt/Income ratio:	38%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 8	Length of status:	5y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$5,968	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	payout-enthusiast1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay debts off
Purpose of loan:
This loan will be used to?
I wish to pay off some debts to have one payment
My financial situation:
I am a good candidate for this loan because?
I will pay this loan to be in good standing for future needs
Monthly net income: $
$1450.00
Monthly expenses: $
??Housing: $ 245
??Insurance: $ 70.00
??Car expenses: $ 268.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 256.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.51%	Starting borrower rate/APR:	15.51% / 17.69%	Starting monthly payment:	$174.58

Auction yield range:	6.05% - 14.51%	Estimated loss impact:	5.25%
Lender servicing fee:	1.00%	Estimated return:	9.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	3%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 1	Length of status:	2y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	3	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	nickel-wildcat	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refurnishing my home
Purpose of loan:
This loan will be used to purchase furnishings for my apartment.? I need a bed, dressers, TV, couch, refrigerator, desk, table and chairs, and shelving.

My financial situation:
I am a good candidate for this loan because I make enough money to pay off this loan with no trouble, I have no debt, and have had a stable job as an engineer for over 2 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$542.66

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	29%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	8y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$7,113	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	euro-entrepreneur	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off auto loan, credit debt
Purpose of loan:
This loan will be used to?
Pay off high interest credit cards and high interest auto loan
My financial situation:
I am a good candidate for this loan because?
My credit worthiness has been very good for the last 5 years. I make over $6000 dollars a month. I have been very responsible with my spending for the last 7 years. The current credit interest increase has been unfair.??
Monthly net income: $? 4400

Monthly expenses: $
??Housing: $ 1650
??Insurance: $ 115
??Car expenses: $ 300
??Utilities: $ 60
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	4y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$3,818	Stated income:	$50,000-$74,999
Amount delinquent:	$184	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	72
Screen name:	goal-economy9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off cc's to start family
Purpose of loan:
This loan will be used to pay down credit card debt incurred from emergency house repairs including replacing our 30 year old air conditioner in Texas!? We want to get everything paid down so that we can start a family someday soon, and with credit card interest rates, it will be later rather than sooner!

My financial situation:
I am a good candidate for this loan because I learned the hard way to become financially responsible.? I was not so good in my younger years, and my score reflects that, but I have worked hard to reverse my situation and get where I am now.? I am committed to paying off my debts the old-fashioned way - I spent the money, I need to pay it off, not declare bankruptcy or negotiate lower amounts.? I have not missed or had a late payment in many years (I am very proud of that!!) and plan to keep it that way even if I have to take another job.? I work overtime and will continue to do so until everything is cleared.? My job is (Thank GOD!) secure and they pay for me to go to college to finish my degree, so I am trying to improve myself on all levels to take care of my family.? While this is an individual application, we also have my wife's income to help make this payment and will not default.

Monthly net income: $ 4392

Monthly expenses: $
??Housing: $ 1600 (own home, equity slowly building)
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 125
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200 (food only, entertainment cut unless someone else pays!)
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	1y 4m
Credit score:	800-819 (Feb-2010)	Total credit lines:	24	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$21,125	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-formula	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working capital for the slow season
Purpose of loan:
This loan will be used to help us meet expenses while allow us to continue our expansion and growth through the early months of 2010.

My financial situation:
I am a good candidate for this loan because our business has proven to be profitable since 2001 which allowed us to expand to a larger facility in 2009.? We expanded our business in 2009 to a larger facility and have met our business plan and bank projections through the end of 2009.? Our industry (dog training, boarding, and daycare) has grown substantially in each of the last 10 years.? Our industry even had growth in 2009!? Our state of the art brand new facility is poised and ready to capture the local market share in our area (Northern California) in the always busy late spring and summer months.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$608.04

Auction yield range:	11.05% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	41%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	2y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	33	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$6,466	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	stallion8797	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2007) 620-639 (Apr-2007) 660-679 (Apr-2007) 660-679 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Need Capital to Expand Business!!
Purpose of loan:
My automotive performance business is in full swing.The purpose of this loan is to expand our business to the chip tuning area.We have been reselling another company?s tunes, but by being the direct source we will increase our profit and not have to rely on another company to meet our customer?s needs.

$11239.04:Tuning hardware and software?
$3100.00:Marketing?
Total $14339.04

My financial situation:
I work full time at a hospital and part time on my business.? I receive steady pay from both sources.? The business grosses $3000.00 a month profit. Monthly net income:
$3200.00 - $4800.00

Monthly expenses:?
Car expenses: $676.81?
Phone, internet: $178.81?
Misc Expenses: $200.00?
Student loans and CC: $ 680.69 (student loans)I have just paid off my initial Prosper loan earlier then it was due.My payments have always been on time and are directly withdrawn from my account. TVTdesign.comTVTdesign.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.13%	Starting borrower rate/APR:	30.13% / 32.51%	Starting monthly payment:	$106.31

Auction yield range:	11.05% - 29.13%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1984	Debt/Income ratio:	35%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	1y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$242,108	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	plentiful-leverage2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computer Software Company Startup
Purpose of loan:
This loan will be used to help jump start my computer software business (advertising, promotions).? I have been in the Information Technology field for over 20 years, and have implemented computer systems that helped the companies I worked for make millions of dollars a year!? I have done some work on my own in the past, but this time I have started my own company so that I can help companies make and save money as well as make enough money to become debt-free.??

My financial situation:
I am a good candidate for this loan because I have always paid off my debts.? I work hard on my ideas and despite the ups and downs of life, I have always been persistent and committed.? I am keeping my day job until I build up the business with enough clients that I can sustain myself without my day job. ? My goal is to become debt free and this business will help generate the extra income to realize that goal!

Monthly net income: $ 6,400

Monthly expenses: $ 5950
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 900
??Phone, cable, internet: $ 400
??Food, entertainment: $?400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	51%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 3	Length of status:	1y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Laborer
Now delinquent:	2	Revolving credit balance:	$461	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	ZEEGALLERY	Borrower's state:	Minnesota	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	660-679 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	680-699 (Feb-2008) 640-659 (Apr-2007)
Principal balance:	$2,710.83	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
purchase a used harley
Purpose of loan:
This loan will be used to?pay off my current prosper loan and purchase a used harley motor cycle?

My financial situation:
I am a good candidate for this loan because i have paid all my prosper loans on time and like using prosper because going through banks jumping through hoops and hurdles to make them happy.?

Monthly net income: $ 1700 me 1100 wife

Monthly expenses: $
??Housing: $ 725???
??Insurance: $ 75
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400?family of 5
??Clothing, household expenses $
??Credit cards and other loans: $ 225 prosper loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	11y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	33	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$38,300	Stated income:	$100,000+
Amount delinquent:	$659	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	wealth-renaissance3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff 401K loan
Purpose of loan:
This loan will be used to?payoff 401K loan. This will give me immediate access to twice as much available in a new loan. Half of that will go towards our business and the other half can be used to repay this loan.?

My financial situation:
I am a good candidate for this loan because?Fully employed with a good income. One negative on credit was due to work travel which my company did not pay and I was unaware of that. Working at correcting this mistake. It is only about $650.?

Monthly net income: $ 6500????

Monthly expenses: $ 3530
??Housing: $ 2250????
??Insurance: $ 175
??Car expenses: $ 100
??Utilities: $ 150
??Phone, cable, internet: $ 180
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	71%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	10y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	33	Occupation:	Food Service Manage...
Now delinquent:	1	Revolving credit balance:	$12,559	Stated income:	$25,000-$49,999
Amount delinquent:	$107	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glowing-p2p7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off loans
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2009	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	1y 7m
Credit score:	640-659 (Feb-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bountiful-dedication	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A USED CAR FOR WORK & FAMILY
Purpose of loan:
This loan will be used to??
purchase a used car around the range of $3000 - $4000.This car will help a lot with commuting back and forth from work and also getting there early on doctor's appointments for my?19 month old son. Am tired of taking cabs which are not cost effective and a big time waster which I dislike.Time is money am self -employed ! This will help me be really independent and more effective with running errands , appointments and going to work especially because i am self-employed and I work to pay myself . I can not afford to lose appointments?days at work because of transportation issues anymore.

My financial situation:
I am a good candidate for this loan because?
I am a hair stylist doing hair for 4 yrs now am?active at marketing and advertising?my business and with a good existing?client base to sustain my living expenses and this loan.?I make about a?$1000 weekly so $135.71 Prosper payment is easy to pay off. I have?no debt because?I carry no balance on my? credit cards?and?I pay immediately?I use the cards because it shows more credit worthiness and i will not jeopardise my family's financial independence and?future by an ?act of default payment . I have seen too may friends and family handicapped by debt and i don't want to be in their shoes! So every payment?I assure you will be paid on time and in full.?Although i have a Prosper rating of HR be rest assured i can easily make early and full payments of this loan. My credit history is young but very good.?It is my dream when its time to send my son to college to do it without stressing , his?future is??the number one reason am?going to be paying this loan off fast. I have?a $1000 saved up already for the purchase of the car. My husband and i own a home and we are both business owners.

?Monthly net income:$2900?-?$3200

Monthly expenses: $ 1845
??Housing: $350
? Estimated Insurance: $50
??Car expenses: $100 (gas e.t.c.)?
??Utilities: $130?
??Phone, cable, internet: $40
??Food, entertainment: $75
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $?1020(salon suite rent and?expenses)
? Child care : $80

Thanks for your Consideration!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	72%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	27 / 27	Length of status:	3y 5m
Credit score:	620-639 (Feb-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,816	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	620-639 (Jan-2010) 620-639 (Aug-2009) 660-679 (Apr-2008) 640-659 (Mar-2008)
Principal balance:	$1,604.05	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for 3 years.

Monthly net income: $ 2000

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360.71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$205.07

Auction yield range:	11.05% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	1y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	7	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$19,731	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	euro-enthusiast	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Two Credit Cards
Purpose of loan:
This loan will be used to pay off two of my highest interest rate (around 20%) credit cards.

My financial situation:
I am a good candidate for this loan because I understand personal finance, and have never defaulted on any obligation. As an undergraduate economics major I expected to eventually enter the financial sector and earn at least $50,000 annually. As such, I lived slightly beyond my means as a student, expecting to easily pay off my debts when I graduated. However, I eventually entered the teaching field. While I love my job, the salary isn't its biggest reward. I'm now living within my means, which means living the life of an elementary school teacher. I'd like to undo some of my past mistakes, and close two of my credit card accounts. I will keep my oldest one open for credit history purposes. Please take the time to review my credit history. I eventually would like to purchase a house and want to maintain a competitive credit score. You will see that I have never been late or defaulted on any payment. Since the age of 18 I have always payed my bills I time. I will continue to do this until the day I die. Please help me reduce some of this credit card burden. I would much rather pay interest do an individual investor than to Chase and Discover. Thank you for your support.

Monthly net income: $30,043

Monthly expenses: $1200
??Housing: $350
??Insurance: $50
??Car expenses: $50
??Utilities: $25
??Phone, cable, internet: $25
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $400
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$46.41

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	16%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	2y 11m
Credit score:	740-759 (Feb-2010)	Total credit lines:	20	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$9,283	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fund-linkage	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a small loan to get me through
Purpose of loan:
This loan will be used to pay my rent for this month.

My financial situation:
I am a good candidate for this loan because have bonus from work coming in with in the next month and will be able to pay the loan back as soon as that comes through.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$403.22

Auction yield range:	17.05% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$225.32

Auction yield range:	11.05% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 18	Length of status:	0y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	28	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$32,069	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	profitable-reward6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards
Purpose of loan:
This loan will be used to pay off high interest credit card debt.? As of last year some of my interest rates have skyrocket since the banks started to raise interest rates on almost everyone.

My financial situation:
I am a good candidate for this loan because I have a full-time stable job and I make a decent amount of money. I am just not able to get all the money in one shot.

Monthly net income: $ 4800

Monthly expenses: $ ~2000

undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.05% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	26%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	20	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$9,440	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparent-dime0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate debt

My financial situation:
I am a good candidate for this loan because? I am employed full time and have an extensive and good credit history

Monthly net income: $ 3100

Monthly expenses: $?2417
??Housing: $ 825
??Insurance: $ 135
??Car expenses: $?100
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300 credit cards + one?FINAL $377 personal loan payment due?March 2010
??Other expenses: $ 70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	1y 9m
Credit score:	600-619 (Feb-2010)	Total credit lines:	26	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$6,569	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	myprosp	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 72% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	5 ( 28% )	620-639 (Aug-2008)
Principal balance:	$4,344.89	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
just want to close credit cards
Purpose of loan:
This loan will be used to close credit cards

My financial situation:
I am a good candidate for this loan because i have stable job.

Monthly net income: $ 4300.00

Monthly expenses: $
??Housing: $ 1025????
??Insurance: $ 150
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.07%	Starting borrower rate/APR:	10.07% / 12.18%	Starting monthly payment:	$113.05

Auction yield range:	4.05% - 9.07%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	8y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	39	Occupation:	Engineer - Mechanic...
Now delinquent:	1	Revolving credit balance:	$24,142	Stated income:	$100,000+
Amount delinquent:	$117	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-marble	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
The purpose of this loan is to pay off my high interest credit card.??I have been very diligent about maintaining good credit and would like to consolidate my credit card into a loan that I can pay off instead of paying the high interest on?the card.

My financial situation:
I am a good candidate for this loan because I am very responsible when it comes to repaying loans.? I have a solid job as a Mechanical Engineer in the Steel Industry.? I have a wonderful wife who is a Pediatric Occupational Therapist (makes $55k+ not listed here)?and a wonderful?2 year?old son, who keeps us very busy.? My debt to income ratio is good and I have ample income to repay this loan.? I am current on all my outstanding debts and am looking to get this loan to consolidate my credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 7	Length of status:	1y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	28	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$15,870	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	systematic-bill6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start up business
Purpose of loan:
This loan will be used to? start an Invisible Fence dealership in Oklahama. I work for Invisible Fence now in Indiana and have a great opportunity to start my own business.

My financial situation:
I am a good candidate for this loan because? I have a very good credit history. I recently went through a divorce and took on alot of credit card debt which has been hard and lowered my credit score. I was a police officer for 20 years and have the past tax records to show that. I work on a cash basis now and do not get a pay stub. But i am current on all my bills.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $?200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$123.10

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1978	Debt/Income ratio:	8%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	3y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	31	Occupation:	Nurse (RN)
Now delinquent:	1	Revolving credit balance:	$762	Stated income:	$75,000-$99,999
Amount delinquent:	$47	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worlds-best-market1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and purchase a partial plate

My financial situation:
I am a good candidate for this loan because? I Have two jobs and I am a reliable worker and bill payer
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	51%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 15	Length of status:	4y 8m
Credit score:	600-619 (Mar-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,538	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	lkkorner	Borrower's state:	Indiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 89% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	6 ( 11% )	560-579 (Aug-2008) 560-579 (Jul-2008) 520-539 (Jun-2008) 520-539 (May-2008)
Principal balance:	$1,565.10	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Auto Loan Needed for Son's 1st Car
Thank you for taking the time to review my listing.??I am a current borrow and lender on Prosper.? I have?recently paid off a Prosper Loan in December of 2009, which should add security and peace of mind to those bidding on my loan.? I will pay it back!

My son turns 16 on March 21st of this year, and we would really like to be able to purchase a car for him for his 16th birthday.? We were able to do this for my daughter three years ago when our financial situation was much stronger, and I would like to be able to do this for my son.??

We have saved $2,500, and would like to get a loan for an additional $2,500 to be able to buy a nice reliable?used?car so I don't have to worry about him getting stranded.

Below is out household budget and expenses.? I?have been with my current employer for six (6) years and my husband has been with his current employer for 18?(18) years.? Our combined household income last year was $102,000.??

Budget:
Total Monthly Income: $6,490.00 after taxes
Total Monthly bills?$4,523.74

Thank you once again for reviewing my listing and having confidence in me to bid, and I look forward to the prospect of doing business together!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Length of status:	2y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	9	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$21	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	seeker8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kids Medical and Credit Cards
My wife and I plan on using this loan to help pay for our premature sons medical expense from when he was flown from one hospital to another hospital by a medical aircraft. We are also requesting this loan to help pay for credit card debts. The reason we would be a safe investment is because we pay on time and make good money but things are just a little tough right now. If your reading this, I would like to thank you for just taking the time to consider this investment.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.05%	Starting borrower rate/APR:	9.05% / 11.14%	Starting monthly payment:	$159.12

Auction yield range:	8.05% - 8.05%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	41	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$16,605	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	best-nickel-crescent	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom Fund
Purpose of loan:
This loan will be used to? consolidate bills

My financial situation:
I am a good candidate for this loan because? i have a very secure job

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 60
??Car expenses: $ 1500
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 110
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2005	Debt/Income ratio:	16%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	3y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	10	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$6,719	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	philosopher1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
The Money will be used to fix my roof inside my house which it has been licking water recently. Since our insurance told us they will not covered so we have to fix it soon as possible. The estimated cost told us is $9200.
My financial situation:
I am a good candidate for this loan because my husband and i both work full time and have been on our jobs for several years. We also work in two jobs So we have more than enough income to repay this loan.We have no car payments, or credit card debt.
Thank you for your help.
Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 2500 ??
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$60.76

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	2y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,219	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bklynborn424	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card
Purpose of loan:This loan will be used to? Debt consolidation.?

Hello,?

Thank you for viewing my profile.? The reason I am looking for this small loan is because a few years ago I was enrolled in college for my BA in business.? The last semesters bill came in and I had to quickly think of how to pay this.? At that point I was going through some hard times after taking a massive paycut when I was downsized.? A family member graciously offered her credit card to pay the 4000.? Since that time I have been paying on it every month.? In the last 2 years the APR has gone up from 3% to 14% now higher.? I have never missed a payment and have paid much more a month than what was asked of me.? I want to pay this off with a lower interest rate.? I would rather give you, a private person, some interest then give the greedy company money.? Please invest in me and my financial future.?
Monthly net income:$ 1,675

Monthly expenses:?
Housing: $ 300.00??
Insurance: $ 35.00??
Car expenses: $ 264.00?
?Utilities: $ 120.00??
Phone, cable, internet: $ 100.00??
Food, entertainment: $ 70.00??
Clothing, household expenses $ 30.00??
Credit cards and other loans: $ 100.00??
Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.51%	Starting borrower rate/APR:	11.51% / 13.64%	Starting monthly payment:	$346.30

Auction yield range:	4.05% - 10.51%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	25 / 24	Length of status:	16y 3m
Credit score:	740-759 (Feb-2010)	Total credit lines:	52	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$50,649	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	global2007	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	740-759 (Jan-2010) 720-739 (Nov-2007) 760-779 (May-2007)
Principal balance:	$747.22	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Home Improvement
Purpose of loan: To pay off a credit card with high interest rate.

My financial situation: My financial situation is excellent.

Monthly net income: $ 7730.00

Monthly expenses: $ 6259.00
??Housing: $ 1969.00
??Insurance: $ 148.00
??Car expenses: $ 400.00
??Utilities: $308.00
??Phone, cable, internet: $ 144.00
??Food, entertainment: $ 1000.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1600.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$102.59

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 19	Length of status:	11y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	38	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$16,071	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thrilling-leverage1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying back family
Purpose of loan:
This loan will be used to pay back friends and family who helped my family during a rough patch last year.? My husband lost his job and it took him a couple of months to find a new one.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment proved in my credit report, and I have worked for the same company for 11 years which shows stability.

Monthly net income: $2800

Monthly expenses: $ 1917
??Housing: $500
??Insurance: $ 35
??Car expenses: $ 507
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	21%
Basic (1-10):	3	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	7y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	9	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,579	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-sturdy-p2ploan	Borrower's state:	Washington	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Money For Tuition..
Purpose of loan:
This loan will be used to? pay my tuition at my university.... I go to Pacific Lutheran University which is a private school... and finacial aid wasnt enough to cover tuition...because i applied late on my fafsa...so my main purpose would be paying to go to school..

My financial situation:
I am a good candidate for this loan because? i always pay my debt... and i work, and i never like to owe people anything and ill do whatever i can to pay my loan back..i dont have to pay for housing because i live with my parents.. and i dont have alot of expenses so it wouldnt be a problem at all to pay back my loan

Net pay: $ 1800

monthly expenses: $
??Housing: $ 0
?Insurance: $ 135
??Car expenses: $?(gas) 100
'??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.05% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1986	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 11	Length of status:	1y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	30	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$13,799	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	special-liberty8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
This loan will be used to? I will be using the monies to pay off high interest credit card debt.

My financial situation:
I am a good candidate for this loan because? I own my own home and have no mortgage debt at this time. I have an excellent career as a nurse.? I am a Critical Care nurse and have been practicing for fifteen years.? I have never had any issues securing employment in my field.? I have worked for Griffin Hospital for approximately two and a half years, with a three month travel nursing assignment thru HCA's All About Staffing during that time. There are endless options in the nursing field.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.57%	Starting borrower rate/APR:	26.57% / 28.90%	Starting monthly payment:	$1,014.87

Auction yield range:	8.05% - 25.57%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	5y 2m
Credit score:	760-779 (Feb-2010)	Total credit lines:	22	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$45,263
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	friendly-dime5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab of kitchen and bathroom
Purpose of loan:
This loan will be used to? some debt consolidation as well as to repair the kitchen and bathroom?of a rental property, damaged by a previous tenant.?I need to complete these repairs to be able to tenant the property and continue gaining income from?this property?as soon as possible.

My financial situation:
I am a good candidate for this loan because? I am a responsible borrower who makes timely payments.? I am retired and have a fixed income that?I?am able to budget funds appropriately.? My?property is free and clear and when occupied provides enough monthly income to support the loans repayment?on its own as well as provide?some cashflow.? I have explored equity loans/lines of credit and have found they require a minimum loan amount of $50k.? This amount is to much and more then I need so I thought this arena may better suit my purposes.? Thank you in advance and I look forward to doing profitable business with you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.51%	Starting borrower rate/APR:	7.51% / 7.85%	Starting monthly payment:	$217.78

Auction yield range:	3.05% - 6.51%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	15y 0m
Credit score:	840-859 (Feb-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,801	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enticing-justice	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance my 4 wheeler loan
Purpose of loan:
It's really hard as a bartender to get a loan these days, no matter what your credit history.? I've built a house in which I have very substantial equity, but still couldn't get a home equity line of credit due to my inability on a W2 to prove what I make.? I wasn't even asked to show my bank statements (the one way I can prove it) so I'm left trying this out.? I've been paying off substantial debt ($6000 in the last 6 months) and want to be completely out of debt by the end of this year (excluding my mortgage of course) and will be even if I don't get this loan funded.? Basically I just want to save some money on interest making it a little easier.

My financial situation:
I am a good candidate for this loan because?I have a solid job where I've worked for 15 years, have savings of almost this amount but don't want to touch it for emergency purposes.? I have a great credit rating because I always pay off my debts.? Also, my wife will be working her job full time when her schooling is done this year.? I also have $80K-$100K in equity of my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$329.45

Auction yield range:	14.05% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	44%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	36y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$5,994	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glowing-payout6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BILL PAYER
Purpose of loan:
This loan will be used to payoff high interest loans that seem to be eating my income, with no benefit to me.

My financial situation:
I am a good candidate for this loan because I have always paid my debts, also my wife are trying to get debt free, for retirement that is approaching in a few years.i?

Monthly net income: $ Between my wife and I, our monthly net income is around 3000 dollars

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$94.28

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	25 / 23	Length of status:	11y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	50	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$35,151	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	melgis	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008)
Principal balance:	$2,844.66	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Help I Need A New Roof
Purpose of loan:
This loan will be used to get a new roof.

My financial situation:
I am a good candidate for this loan because?not only I am a Propser Investor but I am a borrower. My good standing and payment history is proof that I am a responsible customer.

Monthly net income: $ 4664

Monthly expenses: $
??Housing: $ 2800
??Insurance: $ 1200 (yearly)
??Car expenses: $?30 for gas ( I hardly?use my car during the week, because I take public transportation to work)
??Utilities: $ 225
??Phone, cable, internet: $ 160
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 1060
??Other expenses: $ 80 (transportation cost to/from work)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$259.60

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	30%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 9	Length of status:	5y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	24	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$71,922	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	commerce-collector7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to stick it to credit card companies and banks that are gouging us with rates and fees, since they're so concerned with helping themselves at our expense. Oh, and make the most of my money by reducing my interest payments on existing debts, because that's good too.

My financial situation:
I am a good candidate for this loan because I am in a stable, well-paying job and am trying to make intelligent decisions with my money.?I stay within my budget, and plan for major purchases.?And why not help others generate useable income at the same time and cut out the middle man? I'd certainly be doing this from the other end of the table, and will be once I have the opportunity.

Also while, my profile doesn't reflect this (as we were instructed not to), my household is looking forward a bump in income shortly as soon as my spouse's teaching contract is finalized.

Monthly net income: $ 3850

Monthly expenses: $ 3785
??Housing: $ 900
??Insurance: $ 180
??Car expenses: $ 385
??Utilities: $ 170
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $? 50
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.95%	Starting borrower rate/APR:	14.95% / 17.12%	Starting monthly payment:	$69.28

Auction yield range:	11.05% - 13.95%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 4	Length of status:	3y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	22	Occupation:	Student - Community...
Now delinquent:	0	Revolving credit balance:	$5,293	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	myststix	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 680-699 (Oct-2008) 640-659 (Jul-2008) 660-679 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Loan-Finance State-Licensing Course
Hello, have recently paid off one of the earliest Prosper.com loans, Loan #975, never having missed a payment and without a single late payment! I stated in my original loan request, that I would come back to the community that helped to further increase my business.
I am requesting this loan to help complete short training course required before becoming a state-licensed auctioneer. The course is over 10 days, and this loan will help cover costs. Auctioneering is a very lucrative, all-cash business, which has experienced unprecedented growth in this economy. The standard commission for services is 20% of the gross, plus expenses. I have no negative credit information whatsoever. I'm asking the prosper community to help me out with a lower interest, low risk loan. My history should speak for itself.
I made several years of successful, on-time payments with my previous loan, which has been completely paid off. I have many years positive payment history with American Express Gold, Discover, Sam?s Club credit, HSBC and Citibank. I have closed several store-brand cards over the last few years, as my main street credit cards limits have improved.? I also have an educational loan that has been current for many years (over ten years actually). My personal expenses are minimal, approximately $2000 a month. I am also a full-time list student in my last semester at St. Phillips College.
My credit rating has increased in since my last loan. I have comfortably made all my payments on time. I will attend with or without this loan, so either I pay HSBC interest or I pay you interest, and I would rather pay you!? I'm a homeower as well, with ten years fixed residence. I'm hoping my positive credit history & good payment practices help me save vs. borrowing from high-interest credit cards.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 12.94%	Starting monthly payment:	$31.98

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	32%
Basic (1-10):	10	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 17	Length of status:	5y 3m
Credit score:	700-719 (Feb-2010)	Total credit lines:	67	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$54,089	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TheLightInMe	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting an Organic Mini-Farm
Hello Fellow Prosperers!

I have two lots that I am developing?into?an organic mini-farm. There are at least 5 farmers markets where I live, and the closest one to me is 3 blocks away. How convenient is that?! It is time to start buying seeds,?indoor seed starting equipment (lights, flats, heating mats, etc.), tools, frames, irrigation supplies, row covers, etc. I already have gardens on these lots, and want to expand so that I can sell in the markets. I love working in my gardens and I know?that there is a great market for organic vegetables. I will be purchasing heirloom vegetable seeds and saving the seeds to keep costs down in future years.

I believe I am a good credit risk. I have been working for the same company for over 5 years. I love my work, and?I am on a 7 year contract.

Thanks for?looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$138.66

Auction yield range:	11.05% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 17	Length of status:	17y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	40	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$77,643	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upbeat-marketplace	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-699 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying off Credit Card
Purpose of loan:
As stated on my last loan, I am trying to pay off the crooked banks that are yanking my rates around as well as changing my available credit (which affects my credit rating) withou ever missing a payment.? I have successfully paid off Advanta, which was the worst, got rid of two BOA, and am now trying to pay off my next highest one - Capital One.? I owe $4000 on this one at 17.99%.? It was originally at 8,99%.? I am just trying to attack one at a time and get out from underneat this burden from my house remodel.

I am not sure why prosper has me at a D, as I was a C on my last loan and paid that off within 6 months.

My financial situation:
I am a good candidate for this loan because I never miss a payment.? I also have a very good paying job in a necessary field, even in this economy.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?150
??Car expenses: $ 0
??Utilities: $ 75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	52%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 8	Length of status:	2y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	12	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$959	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	top-ingenious-asset	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Marry
Purpose of loan: I'm getting Marry
This loan will be used to have a nice honey moon.

My financial situation:
I am a good candidate for this loan because, I have two stable jobs for the last 2yrs and 8 months. The main one is in morning, and my part-time is at LAX for an Airline, I'm going to get marry and I just need to have this credit for any extra expenses. My Aunt and her family lost her house in this year, so my House payment is reduced because they pay half of my mortgage.
Monthly net income: $ 2,835.00 + 1,212.00 girlfriend income (getting marry)
Monthly expenses: $ 1,950.00
??Housing: $ 800.00
??Insurance: $ 65.00
??Car expenses: $?250.00
??Utilities: $?60.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$78.99

Auction yield range:	11.05% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	7y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,305	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tires for car
Purpose of loan:
This loan will be used to? Purchase new tires for my car, and repair 2 rims that leak. I need to have 2 rims re-cromed to prevent them from leaking air all the time it will cost about $400 plus new tires. I will not be able to work much longer with my tires the way they are ( I drive alot).??

My financial situation:
I am a good candidate for this loan because? Over the past 7 years I have settled my old debts and am paying all my bills on time, Even though it may say high risk i have not defaulted on any debts ( the only one was a dept store cc that I paid 1 day late and did not know about the late fees and missed the payments because of this.
I have one Job and will be looking for a second after I get new tires.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.39%	Starting borrower rate/APR:	29.39% / 31.76%	Starting monthly payment:	$421.18

Auction yield range:	11.05% - 28.39%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	58%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	3y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$71,875	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chaggiie	Borrower's state:	Illinois	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 85% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 8% )	680-699 (Sep-2009) 620-639 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 8% )
Total payments billed:	13
Description
Second loan on Prosper.
Purpose of loan:
This loan will be used to buy inventory for an L.E.D. bulb business. I am approaching businesses to reduce energy costs with efficient bulbs.

My financial situation:
I am a good candidate for this loan because I have already borrowed from Prosper before and paid early.? My credit score is lower because I have been forced to carry a higher than desired debt to income ratio. This is a temporary situation because I have acct rec that should pay soon. Most of my revolving debt/credit was used to buy inventory. These days it takes about 60-90 days turn around due to the economy.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	38%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	26y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	26	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$9,839	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hope-legend4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?to pay off exsisting debt and have just one monthly bill

My financial situation:
I am a good candidate for this loan because?after 26 years of raising children we think its time to put all of cards into one basket and get off of the debt train! We would love to consolidate what debt we have left and move on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$230.48

Auction yield range:	17.05% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	5y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	29	Occupation:	Construction
Now delinquent:	6	Revolving credit balance:	$8,035	Stated income:	$75,000-$99,999
Amount delinquent:	$5,304	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	21
Screen name:	SWH-Pros	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-659 (Nov-2007)
Principal balance:	$218.72	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off creditcard high interest
Purpose of loan:
This loan will be used to?
To pay off a high interest credit card
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
6250
Monthly expenses: $
??Housing: $ 500????
??Insurance: $ 200
??Car expenses: $ 805
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 300
??Other expenses: $

I have had a loan here at Prosper and have paid it off. So I'm here for another loan so all of you can enjoy the profits from interest instead of the banks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	3y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$10,418	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	nickel-leather6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off a line of credit attached to real estate?

My financial situation:
I am a good candidate for this loan because I have the ability to re-pay the debt.? I need to relieve the real estate of liens.? The property belongs to my in-laws.? They wish to sell the property and I don't want their proceeds to be affected by the current lien / loan we have.

Monthly net income: $ $6,500

Monthly expenses: $
??Housing: $ 1872????
??Insurance: $ 162
??Car expenses: $?900
??Utilities: $ 150
??Phone, cable, internet: $ 220
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $?500
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$311.81

Auction yield range:	11.05% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	121%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	23 / 21	Length of status:	5y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	39	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$80,447	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-pound-zoo	Borrower's state:	Nebraska	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest citicard
Purpose of loan:
This loan will be used to pay off a citicard that is at a very high interest rate. .

My financial situation:
We recently bought an small acreage--it needs a lot of work--the house was built in 1973 and is still decorated in 1973!? It's like walking into the Brady Bunch house!? Full of yellow wallpaper (tons of wallpaper!), green wallpaper, big flowered carpet and tons of those hanging chain lights!? Anyway, we?were unable to sell our other house due.?? We rented the house for a year and?after our tenants moved out, we found that a great deal of repairs needed completed that we had not planned on--roof, siding, radiation mitigation system, and all the repairs from the tenants.? We were able to sell the house, but took a huge loss and unfortunately financed it on?credit cards.?At least we do not have 2 mortgages any longer though. ?We are specifically needing to pay off this high interest credit card--over 30%.?? We are?excellent candidates for this loan because?we have very?stable jobs and have NEVER missed any payments or have been late with payments with any debt?we've incurred.? This is our first time using Prosper and after researching it, feel that peer-to-peer lending will suit our strong desire to get away from credit card companies!? Please help us with this credit card!? We would much rather pay YOU than pay citibank!!

Monthly net income: $ 6242.00 (including spouse's income)

Monthly expenses: $
??Housing: $ 1805.00????
??Car expenses: $?75.00
??Utilities: $ 100.00
??Phone, cable, internet: $80.00?
??Clothing, household expenses $50
??Credit cards and other loans: $?500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	3y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	22	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$1,602	Stated income:	$25,000-$49,999
Amount delinquent:	$1,901	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	proper-reward	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay cargo import tax
Purpose of loan:
Need this loan to pay the import tax. I have a container full of medical scrubs coming in sometime this week or next week.

My financial situation:
I was just informed by my broker the import tax will be about 28%, I have imported many things from China before and the rates were between 3% -13%. With a rate of 28%, now I am $10,000 short. I have accounts with ebay, amazon and buy.com. I also have a few local scrubs shop will be ordering from me, so as soon as I received the scrubs, I should be generating revenue pretty fast.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1025
??Insurance: $ 125
??Car expenses: $
??Utilities: $ 180
??Phone, cable, internet: $ 45
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 387
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1985	Debt/Income ratio:	100%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 10	Length of status:	12y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$12,985	Stated income:	$25,000-$49,999
Amount delinquent:	$917	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	basis-chomper	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof Repair
Purpose of loan:
This loan will be used to?repair roof?????

My financial situation:
I am a good candidate for this loan because? I have been in the same position for 12 plus years.
Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 387.91
??Utilities: $ 65.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 100.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	11.05% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	63 / 54	Length of status:	12y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	127	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$36,503	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	balance-grid	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off? bills, and or consolidate?

My financial situation:
I am a good candidate for this loan because?I am credit worthy
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$123.10

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	12y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	34	Occupation:	Military Officer
Now delinquent:	1	Revolving credit balance:	$14,708	Stated income:	$75,000-$99,999
Amount delinquent:	$1,372	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	payment-fox4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected family events
Purpose of loan:
This loan will be used to help my mother with some unexpected medical bills. ????

My financial situation:
I am a good candidate for this loan because I always pay my bills on time, but unfortunately after a recent divorce my credit situation was affected negatively which forces me to seek loans from somewhere besides my credit union.

Monthly net income: $ 5500

Monthly expenses: $ 3000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.69%	Starting borrower rate/APR:	24.69% / 26.99%	Starting monthly payment:	$395.92

Auction yield range:	8.05% - 23.69%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 11	Length of status:	7y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	18	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$22,494	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thaddeuscm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$9,999.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008)
Principal balance:	$4,239.84	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Eliminate credit cards!
Purpose of loan:
To consolidate two credit cards into one monthly payment at an interest rate much lower than we are currently paying (30%).

My financial situation:
We no longer use credit cards and are trying to get on track for zero debt in two to three years.? High interest rates are making that time frame impossible.

Monthly net income: $ 4,150.00

Monthly expenses: $ 2,330.00
? Tithing: $560.00
? Housing: $1000.00
??Insurance: $ 60.00
??Car expenses:
??????? Car payments: $ 0.00? We own all of our cars
??????? Gas: $ 120.00? We live within two miles of work and most friends and family.
??Utilities: $180
??Phone, cable, internet: $110
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: All extra money goes to pay credit cards!
? Other expenses: $ None

Current credit card balances and interest rates that will be payed by this loan:
? $6500 - Citi @ 29.99%? (We are now paying $300 a month toward this card alone.)
? $3499 - Discover @ 29.99%

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 11	Length of status:	4y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	28	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$15,632	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	Sunny14	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$416.46	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off Debt
Purpose of loan:
The purspose of the loan is to pay off high interest credit cards and consolidate the monthly payment into one manageable payment.? I have a sales job currently that is feeling the pinch of the slower economy despite the positive attitude and hard work I put into it everyday. ?I am a single mom with two beautiful daughters that are smart and will go to a good school upon graduating from High School.? I want to be financially grounded when the time comes for applying for finacial aid and loans.??

My financial situation:
I am a good candidate for this loan because I work hard and?am a respectable member of my community.? I am very responsible but have been overwhelmed by responsibilities lately as a homeowner,?employee, new entrepreneur and MOM :)?? I also learned an incredibly hard lesson about health insurance and how I have ask so many questions beyond whether or not a doctor is covered by my insurance.? For a simple skin procedure I am now responsible for 7k worth of medical expenses.? I assumed that when I asked for referral from Doctor for surgeon that took my insurance I would be responsible for what the insurance did not cover.? Big lesson learned.

Monthly net income: $5000

Monthly expenses: $
??Housing:?2038 (with high NJ taxes)?
??Insurance: $100
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 135
??Food, entertainment: $?200
??Clothing, household expenses $ 400
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	34%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	2y 3m
Credit score:	700-719 (Feb-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	3	Revolving credit balance:	$2,583	Stated income:	$50,000-$74,999
Amount delinquent:	$68,196	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	72
Screen name:	GiftedJuan	Borrower's state:	Maryland	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 100% )	700-719 (Latest)
Principal borrowed:	$12,002.00	< mo. late:	0 ( 0% )	680-699 (Dec-2007) 660-679 (Nov-2007) 660-679 (Feb-2007)
Principal balance:	$2,157.35	1+ mo. late:	0 ( 0% )
Total payments billed:	61
Description
Restoring credit-Credit Card payoff

I am tryng to take the necessary?steps to pay off my debt. I am a 38 year college graduate employed in the Information Technology industry.?I have just repaid my first loan from Prosper with no late or missed payments. My second loan, pay-off?is March 2011,?is also current and has been paid on-time each month. I am well aware that PROSPER IS NOT A CHARITY, IT'S A BUSINESS. That's why I'm looking for you. Let's do business together!

EXPLANATION OF BAD CREDIT:

I switched careers 4.5 years ago. I wanted something with more of a future and strong growth potential. I went from a factory job to a job in the I.T. industry. That move came with a price; a 50% pay cut. I just have not recovered financial as quickly as I thought I would. I'm on the road to recovery now that's why I am working a full-time job and running a business.

WHAT I WILL DO WITH THE MONEY LOANED TO ME:?

Pay off credit card debt.

HERE ARE MY MONTHLY FINANCIAL DETAILS:

Net income after payroll deductions: $ 900 per week
Total monthly Income $ 3600

Mortgage: $ 1500
Phone: $ 50
Gas: $ 180
Electricity & Water: $ 250
Food: $ 300
Insurance: $ 130
Student Loans: $ 365
Current Prosper Loan: $ 212

Total Monthly Expenses: $ 2987

I will have $613 left to make the payments on my Prosper loan. I have more than enough to make my Prosper Loan payment on-time each month.

CLOSING REMARKS TO LENDERS:

I am just trying to reduce my debt and improve my credit rating.

Thank you for taking time to review this business opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$77.35

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	32y 7m
Credit score:	760-779 (Feb-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$11,422	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	javajan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	760-779 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 4% )	780-799 (Feb-2008)
Principal balance:	$1,162.55	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Bathroom repair and updating
Purpose of loan:
This loan will be used to add to replace and repair my bathtub in my bathroom.

My financial situation:
I am a good candidate for this loan because of my entreprenural ability. I am a thrifty person and I have never been late in meeting my financial obligations. I have an excellent credit rating from all three credit reporting agencies. I have purchased a home, updated it while living there, and resold it for twice the amount. I have done that twice before, once in Oakland, California and once in San Leandro, California. Now I am doing it for a third time in Santa Rosa, CA.

Monthly net income: $2400.00 from a job as a graphic design.er
Monthly expenses:
? Housing: $335.62 + 960.00
? Insurance: $75
? Utilities: $50
? Phone, internet: $60
? Food: $200
? Credit cards and other loans: $350
? Other expenses: $100
Total expenses: $2000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	1y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$2,418	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	supreme-truth4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit repair and education
Purpose of loan:
This loan will be used to repair credt and invest in financial education classes to change my life financially for me and my family starting today.Thanks in advance for your time and for considering me for the loan. My family will survive in 2010 because of companies like you?

My financial situation:
I am a good candidate for this loan because I know at this time in my life, I have to make a change in the way I think about money in order to secure a better financial future for my family. I cant simply keep doing the same things over and over expecting something different to happen....I am investing in my family's future by educating myself by raising my financial IQ and going to school to start my own business.? My future starts NOW.

Monthly net income: $ 3000

Monthly expenses: $ 2500
??Housing: $ 1000
??Insurance: $ 120
??Car expenses: $ 360
??Utilities: $ 140
??Phone, cable, internet: $ 260
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$542.66

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	0y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	22	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$7,320
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-note6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for the completion of my B.S. in Organizational Leadership for Not-for-Profits and allow me to begin my master's degree program.
I am a good candidate for this loan because I know the value of having a degree. After my son was born 10 years ago, I took a leave of absence form college to raise him and began working as a newspaper editor. The pay was low and our family was struggling. I wanted to return to school many times over the past 10 years but my job responsibilities would not allow me to do so. After careful consideration and with the support of my family, I made the decision to leave my position and concentrate on finishing my degree. When I graduate in December, I will be the first person in my family to have gone to and graduated from college. I will also prove to others that having a disability does not stop you from making your dreams come true.

Monthly net income: $ $1,300.00

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $ 100
??Utilities: $60.00
??Phone, cable, internet: $170.00
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	26.42%	Starting borrower rate/APR:	28.42% / 30.77%	Starting monthly payment:	$374.32

Auction yield range:	8.05% - 26.42%	Estimated loss impact:	9.13%
Lender servicing fee:	1.00%	Estimated return:	17.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	9y 8m
Credit score:	780-799 (Feb-2010)	Total credit lines:	40	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$14,372	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-responsibility-missile	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan for Military Officer
Purpose of loan:
This loan will be used to help provide me an opportunity?to eventually?transition into the private sector and be closer to my family.

My financial situation:
I am a good candidate for this loan because I am a Major in the US Army with a Long Term (10 yr), Stable Military Employment History & Career.? I have outstanding credit and payment history, a 6 Figure Income with good Debt to Income Ratio's.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$157.81

Auction yield range:	3.05% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	37%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	1y 2m
Credit score:	800-819 (Feb-2010)	Total credit lines:	42	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$18,147	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upbeat-silver2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to? pay off credit card debt.

My financial situation:
I am a good candidate for this loan because? I am a responsible, hard-working adult with a secure full-time job.? I am married, stable and determined to be free of credit card debt for good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.39%	Starting borrower rate/APR:	29.39% / 31.76%	Starting monthly payment:	$968.72

Auction yield range:	11.05% - 28.39%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	51%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	1y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	42	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$37,363	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-reflective-commitment	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom = Debt Consolidaiton
Purpose of loan:
This loan will be used to? pay off credit card debt

My financial situation:
I am a good candidate for this loan because? during some very trying times-unexpected family illness, husband employment layoff (thankfully he is employed again), credit card APR hikes, etc.?I have?endured and perservered and fought to maintain a decent credit score, by?paying?bills on time and managing finances.?I so appreciate the importance of financial responsibility and will always continue?that effort--just need a little help as we all sometines do...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	30%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	2y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	26	Occupation:	Administrative Assi...
Now delinquent:	2	Revolving credit balance:	$3,152	Stated income:	$1-$24,999
Amount delinquent:	$392	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	economy-accordion	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
An "Excel"lent Prospect
Purpose of loan:
The purpose of this loan is?To successfully complete the evaluation process of the local energy provider that I am working with so I can provide rebates to all my future clients.? I provide energy saving solutions for small and large businesses so they can save their precious resources.? I am currently working with one client that is allowing me to use their facility for the evaluation process.? This facility needs a number of products that I will need provide so the evaluation will go well. Since this customer is providing their facility, I do not think it is fair to ask them to pay for the products.? Since my company is just starting, my cash resources are limited.? The success of this evaluation will be the true launching point of my business.? Once the energy company is on board, I will be able to provide my customers with a handsome rebate that will make their out of pocket costs for my technology very affordable.? This loan will provide me with the ability to truly concentrate on getting this deal done and not have to be distracted by money concerns, etc.? And that means everything to me.

My financial situation:
I am a good candidate for this loan because?I am focused on improving the well-being of this world?s energy situation.? Although my business is a fairly new one, I have some pretty large clients that are interested in my technology and interested in the prospect of a rebate from the local energy company.? The prospect of selling millions of dollars in product (after the evaluation succeeds) is not a fantasy - it is a reality!?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.05%	Starting borrower rate/APR:	30.05% / 32.43%	Starting monthly payment:	$148.68

Auction yield range:	11.05% - 29.05%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	10y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$19,951	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pumpkin313	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
marketing
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$288.30

Auction yield range:	4.05% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	9y 3m
Credit score:	780-799 (Feb-2010)	Total credit lines:	26	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$35,594	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	neenerman	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating CC's for lower rate
Reason for loan With the new credit card rules not in effect I am sure you all have noticed your rates going up. Mine is no exception. I want to reign in these rates, I have two cards one at 14.9% w/ 9k, and one at 14.9% with 7k. This loan will be going towards the 9k, the other card I will be paying off with cash in hand, and tax returns.m I a good risk? yes, I have been investing here on prosper and lendingclub for years, and figure it's time to utilize it from this end. If you are wondering why don't I sell my notes to pay off my debt, I actually am selling quite a few, however around 8k was invested here in prosper before trading notes was available. So assuming they all pay on time -- Don't we wish they all did, :-) -- I have the income coming from right here at prosper to cover this loan. Repayment scheduleIn case you are wondering, I will have this set to auto withdraw from my bank account, also my personal re-payment plan for this loan is actually 1.5yr - 2 yrs. So if you are looking for a loan to go all 3 years, this isn't the one for you. If you want faster return.... This is where you should be.I encourage you to ask any questions you may have
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$332.38

Auction yield range:	11.05% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1980	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	1y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	45	Stated income:	$75,000-$99,999
Now delinquent:	0	Revolving credit balance:	$177,548
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	aggresive-funds2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards that were used for income supplementation while I was in the process of qualifying for Social Security Disability and having my attorneys successfully secure my Disability Insurance benefits.? I did not accumulate the debt through retail purchases.

My financial situation:
I am a good candidate for this loan because I now have a steady predictable income from one of the strongest insurance companies in the country as well as Social Security.? I had been successfully self employed since 1981 prior to being injured in 2005.? Subsequent to the injury, I endured four back operations and four neck operations.? I had to sue three of my own insurance companies to obtain benefits that I was legally entitled to.? Additionally, I had to wait 18 months to begin collecting Social Security Disability benefits.? I have always paid my bills on time.? Prior to the injury, I was a successful businessman who never expected to? spend years and six figures in legal fees to collect the insurance benefits that I had paid for for my entire career when I was injured.? As a result of the aforementioned circumstances, my revolving debt looks abnormally high because it includes a second mortgage for $115,000 that I am fully amortizing with principal and interest.? I now have the income to pay it down, and would be able to do that more readily with lower interest costs.? Additionally, I carry a $1,000,000 life insurance policy that I would be willing to assign for the amount of the debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$127.93

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	2y 5m
Credit score:	780-799 (Feb-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,827	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	MNMAN21	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (May-2008) 640-659 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Reinvest in Prosper
The purpose of this loan will be to reinvest in prosper. My goal is to receive an interest rate of 7-9%, and then I will turn around and reinvest in a diversified prosper portfolio designed to obtain an interest rate of 15-17%. This is a very safe investment since I will be paying for the loan from payments I receive on reinvesting in prosper, however if for some unseen reason my entire portfolio fails (which as an MBA student, I highly doubt that will happen), I have the ability to pay off the loan from savings.

Personal Finances:

Average Monthly Take Home Pay after taxes (includes salary and commission): $3,850
Mortgage & Homeowners Insurance: $1,024
Car Payment: $218
School Loan Payment: $177
Credit Card Payment: $100
Utilities: $300
Gas: $100
Entertainment: $200
Food: $400

Income: $3,850
Liabilities: $2,519
Net Income/Positive Cash flow (=Income-Liabilities): $1,331
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$812.44

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	35%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	8y 1m
Credit score:	820-839 (Feb-2010)	Total credit lines:	40	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$12,783	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cash-zenith	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High-Interest Debt
Purpose of loan:
This loan will be used to pay off a higher interest-rate installment loan with a major bank, as well as pay off a credit card, reducing my revolving debt-to-credit percentage to below 10%.

My financial situation:
I am a good candidate for this loan because my employment situation is very stable, my debt-burden is low, and I have a perfect history of paying all of my credit items on time during my 14 years of credit history. I've been at the same employer for 8+ years (promoted 3 times, now in management), and have no plans of changing jobs or careers in the foreseeable future. My wife is also employed in a very stable job, and contributes to a household income that will show a debt-burden of less than 20% post-consolidation. I am meticulous about paying all of my bills on time, and will be taking the auto-deduct (ACH) payment method to ensure timely payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$904.44

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	2y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	11	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,160	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	natural-fund1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Open nails salon
Purpose of loan:
This loan will be used to open a new nails salon. I will open a new nails salon in Los Angeles County. I need some more money to do this.

My financial situation:
I am a good candidate for this loan because I have a good job, and my business will make money. I never late payment and I have a good credit rating.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 400
? Car expenses: $ 200 (share with my husband)
? Other: about $500
Thank you for your viewing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2005	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 1	Length of status:	3y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	9	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	ressa	Borrower's state:	Florida	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car to commute to work
Purpose of loan:
This loan will be used to?
purchase a car for commute to and from work and for my family use.
My financial situation:
I am a good candidate for this loan because?
I have a stable job and regular income therefore I won't default on my loan.
Monthly net income: $
1630.78
Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $?200
??Clothing, household expenses $80
??Credit cards and other loans: $75
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$1,007.27

Auction yield range:	17.05% - 25.00%	Estimated loss impact:	35.94%
Lender servicing fee:	1.00%	Estimated return:	-10.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	19 / 12	Length of status:	6y 11m
Credit score:	680-699 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$188,833	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	successful-benefit5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Business-New Employee
Purpose of loan:
This loan will be used to add new employee to staff because business is growing quickly.?

My financial situation:
I am a good candidate for this loan because I have excellent income($400,000+/year) and strong payment history.

Monthly net income: $ 35000

Monthly expenses: $ 10000
??Housing: $ 5000
??Insurance: $ 1000
??Car expenses: $ 1000
??Utilities: $ 500
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $?2000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.97%	Starting monthly payment:	$45.19

Auction yield range:	11.05% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	30%
Basic (1-10):	6	Inquiries last 6m:	6	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	0y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	21	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$1,255	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-youthful-deal	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of My High APR Card
Purpose of loan:
This loan will be used to consolidate my high interest credit card. It recently went up to over 20%, even though I've never been late. I've carried a balance on it since I left college to move to downtown Manhattan.

My financial situation:
I am a good candidate for this loan because I'm a responsible person who has learned a great deal from his past. I took a three year leave from Worcester Polytechnic Institute in Worcester, MA to be with my girlfriend in New York City and stop being a party animal and grow up. I worked odds jobs and ran my own computer repair business, as well as co-founding a cell phone repair shop, which had three locations when I left the company. I'm a college student, so most of my income is generated in the summer, though I maintain websites and do odds and ends work during the year to keep my income somewhat steady. I sucked it up when I came back to Massachusetts and currently live with my parents during the school week, since the commute is shorter than Cambridge, where my girlfriend is. I'm very conscious about my cash on hand, debt, and my cash flow. After bouncing around jobs in the tristate area, I know the importance of making money, having money, and the value of a career over a job.

Monthly net income: $?600 ($2400 in the summer)

Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$223.87

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	4y 5m
Credit score:	760-779 (Feb-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,971	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-seeker5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Return to middle class values
Purpose of loan:

This loan will be used to help me return to my core values -- namely, an appropriate spending to income ratio, low debt, and regular saving.

Four years ago I moved into a much better paying job in a much more expensive city -- a place where people routinely spend 50% or more of their take home on housing.? I?bought a condo at the height of the market?and in short order managed to also get?married, acquire a stepson, and have a baby.

My expenses soared and the 2.99 and 3.99 credit card offers that came my way seemed like a good way to manage these seemingly temporary financial issues.? Unfortunately, expenses stayed high while income stayed exactly the same.

At this point,?I have come to the conclusion that the cost of living here is simply too high for anyone making less than 150K or so and that something needs to give -- income must go up or expenses must come down.? But we must remain in this particular location?for at least three more years, until the shared stepchild finishes high school.?

During this?period of?waiting before we can make a big financial change, I would like to at least reduce our credit card debt as much as possible.

Our credit card rates are not?bad.? I?still?get?0% offers every week.? But rather than moving the debt around, I would like to commit to actually paying it off.? This is where you?come in.

My financial situation:

I am a good candidate for this loan because my income is relatively high and I can afford the payments.? I have never defaulted on a loan, never failed to make a loan payment, and have only a few late payments in my entire 20-year credit history.?

My job is secure and I work in an industry (software implementation) and a region where jobs?are available for experienced people -- even in this economy.

My credit score has always been excellent, although it is slightly lower than usual due to my increase in credit card debt.?

I really, really wish to return to my previous financial life -- the one where I saved every month, where my housing was 1/4 of my take home and where credit cards were a convenience and not a debt management tool.?

I know I will get there eventually.? This loan will help me get there that much faster.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$227.50

Auction yield range:	8.05% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	63%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 20	Length of status:	15y 6m
Credit score:	660-679 (Jan-2010)	Total credit lines:	38	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$45,021	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mongoose9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
The purpose of this loan is to consolidate two of my highest-rated credit card accounts into a more manageable payment plan. The two accounts are Dell Financial $2500 @ 22.24% and Capital One which is $10000 @ 24.25%.?Although the amount requested will not be enough to pay?all of the Capital One, the remaining balance will be paid with our income tax refund.?

My financial situation:
I am a good candidate for this loan because I am a teacher and have a very steady income. I've been teaching kindergarten for 16 years now. My husband has a good job and has been with the same company for 20 years as an industrial plumber. He makes around $49,000 a year. He has never had a credit card and has no open loans. We have a small farm that is worth $125,000. It has been completely paid for 4 years now.? I have zero delinquencies and pay our bills on time each month.??

Monthly net income: $ 5500 This includes husbands also. Paying this loan will not be a problem.

Monthly expenses:
$ 2000?Total
??? 340 Car Payment??????
????100 Phone
????400 Groceries?????
?? ?410 Dell & Capital One?????
??? 250 Utilities?????
??? 500 Insurance????

Currently, I?m paying around $410 a month on the Dell and Capital One accounts. This Prosper loan would reduce my payment of almost $100. The difference in these payments would help us out tremendously by giving us a cushion each month for unexpected expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.25%	Starting borrower rate/APR:	18.25% / 20.46%	Starting monthly payment:	$272.08

Auction yield range:	17.05% - 17.25%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	4y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	45	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$13,392	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	credit-squirrel0	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation of Non-Revolving Accounts
This debt consolidation loan will allow me to pay off this loan with a lower interest rate sooner?with more money in my pocket each month.

My financial situation:
I learned the Hardway about credit cards and paying on time in my college years. I have been on-time since I joined the Army.

I am a good candidate for this loan because I am through my college years; I am now an Officer in the US Army and also have a family to support. Getting this loan will enable me to support my family with much more ease. I am an honest and trustworthy candidate, I can validate my income, position, status, and gurantee that I will pay as agreed and never put my family or career in jeapordy.

Monthly net income: $ 6200

Monthly expenses: $ 4200
??Housing: $ 1000
??Insurance: $ 150
??Car expenses: $200 Fuel?
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $?600
??Clothing, household expenses $100
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	20y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$20,577	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-adventure3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DENTAL SURGERY
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2600
Monthly expenses: $
??Housing: $ 1200
??Insurance: $?100
??Car expenses: $?150
??Utilities: $?150
??Phone, cable, internet: $?140
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	31.77% / 34.45%	Starting monthly payment:	$65.14

Auction yield range:	14.05% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 5	Length of status:	18y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$19,945	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	awesome-p2ploan	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repairs and medical expenses
Purpose of loan:
This loan will be used to?pay for auto repairs and payoff medical expenses recently incurred

My financial situation:
I am a good candidate for this loan because I can afford to pay at least $300 per month and have a history of always paying my debts.

Monthly net income: $2,100

Monthly expenses: $1,280
??Housing: $ 600
??Insurance: $ 204
??Car expenses: $ 0 unless?unexpected repairs come up as is the case now.? I am co-signed on a loan for my son, but he?makes those payments.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,350.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.85%	Starting borrower rate/APR:	9.85% / 10.19%	Starting monthly payment:	$462.02

Auction yield range:	3.05% - 8.85%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	9y 4m
Credit score:	800-819 (Feb-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,292	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justjen	Borrower's state:	Ohio	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	800-819 (Latest)
Principal borrowed:	$18,500.00	< mo. late:	0 ( 0% )	780-799 (May-2007)
Principal balance:	$2,351.97	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Paying off my Credit Cards
Purpose of loan:
II would use the loan to pay off?my current?credit card debt that has accumulated due to many home repairs that needed to be done.?

My financial situation:
I have worked for 13 years as a professional engineer in the State of Ohio. I?m a licensed Civil Engineer with a steady income and occasionally can earn extra for my overtime hours. I have been with my current employer 9 years and have a 401k with approximately $60k (fluctuates with the market).? I cannot borrow from my 401k and want to do all I can to avoid withdrawing from it.? I am an hourly employee and average 40-45 hours per week.?

Over the past two years I've needed to repair the roof on half of my house due to leaks.? Then I needed to waterproof my basement.? It goes on and on as I'm sure many of you know.?? I'm now trying to get my house fixed up to a level where I can repair all of the other things that are more cosmetic.? Due to the housing market and my home location I don't have enough equity in my home so a HELOC really wasn't an option.? I?m a responsible person and have good credit, but I'd like the convenience of one regular payment to be able to focus on paying it off.? My current prosper loan will be paid off in June!

Right now, I have the following debts:
Discover Card $2500
National City?$3300
Bank of America $7950
CitiCard $600
Total = $14,350

Monthly net income: $ 4000

Monthly expenses (with the Prosper Loan): $ 3,117
Housing: $ 1000
Car Insurance: $ 94
Car Payment: $300
Car Gas & Maintenance $250
Utilities: $ 220
Phone, cable, internet: $170
Food, entertainment: $ 400
Clothing, household expenses $50
SBA Loan $33
Old Prosper Loan $600 (ends in June)

Which leaves me with roughly $880 to be used for the Prosper Payment and continue with my home repairs. This loan will be my top priority each month. Automatic payments are wonderful things and I will take full advantage of it. I will be on time every month. It is very important to me that my credit rating remains as it is. Now?s the time to get my debt under control and this loan will help me stay focused and accomplish my goal of being free of credit card debt.?? I'm planning on paying it off as quickly as I can.

Thank you for taking the time to view my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.05% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	52%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	9y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,356	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rapid-bazaar5	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Baby Coming, Pay off everything
Purpose of loan:
This loan will be used to?
Pay off everything that we owe before the new baby comes.
My financial situation: I have had the same job for 10 years and dont plan on going anywhere. We are in a very mineral rich area of the country.
I am a good candidate for this loan because? We have a second baby coming and just want to make things easier to pay every month. We have several high interest credit cards and medical bills from our son. We just want to consolidate everything. I have never missed a payment on anything!!

Monthly net income: $5500

Monthly expenses: $2900
??Housing: $1600
??Insurance: $50
??Car expenses: $350
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	2y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$25,116	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	immaculate-investment8	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Cash Flow
Purpose of loan:
This loan will be used for our short term business cash flow.

My financial situation:
I am a good candidate for this because, I have lots of potential in my business and I have closed few contracts. Due to my nature of business, I am in need of cash flow. Here is the detail about my company and business:

Privately held company in the software professional services arena (we provide BPM/BI consulting to large international corporations). 5 full time employees. In business for the last 3 years.
Company has no debts. Company has been increasing revenue every year. Last year gross was $375K with a net income of $200K. Currently, consulting contracts already signed for $100K. Forecast for this year is around $500K. Because of the nature of the software professional services business we do not carry any inventory. We operate under net60 payment terms with our clients (and all travel related expenses are also covered by our clients). Travel expenses can easily become net90 cashflow-wise because you have to buy plane tickets prior to initiating work.

Personally, I only have some debt in one credit card which I use to overcome the travel net90 as needed by current contracts.

The need for this loan is driven by our efforts to acquire new contracts which incur in pre-sales expenses (travel visits to the client's headquarters to present our services after many online and phone conference sessions - client will not sign a contract if they only know about you remotely; you must visit on site-). Since we finance net90 travel costs with our personal credit cards, it is difficult to have cashflow available to support these pre-sales activities (the current credit crunch has not helped either).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2008	Debt/Income ratio:	10%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	31y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-stream7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvements
Purpose of loan:
This loan will be used to? to remodel my home needing to make some improvements like my bathrooms and kitchen

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.05% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	29%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 13	Length of status:	7y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	35	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$24,781	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	handy-basis1	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Of Credit Cards
Purpose of loan: Pay Off Credit Cards
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have a great credit history?which shows financial responsibility.?

Monthly net income: $ 7754

Monthly expenses: $
??Housing: $ 1799
??Insurance: $
??Car expenses: $
??Utilities: $ 230
??Phone, cable, internet: $ 95
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$527.45

Auction yield range:	11.05% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1977	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 18	Length of status:	55y 4m
Credit score:	680-699 (Mar-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$22,152	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	statuesque-dough	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 18	Length of status:	2y 10m
Credit score:	620-639 (Mar-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$40,158	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	skinnyest1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (May-2008)
Principal balance:	$382.28	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
home improvement
Purpose of loan:
This loan will be used to? Remodle a couple rooms in my house and knock out a couple pesky credit cards

My financial situation:
I am a good candidate for this loan because? I only have a couple more payments on a loan from hear now and i have never been late.Ive lent money on here myself and i know what it is like not to be paid.

Monthly net income: $ 6500

Monthly expenses: $ 5000Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$584.96

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	0y 3m
Credit score:	800-819 (Mar-2010)	Total credit lines:	37	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$20,913	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-rupee-windmill	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pool
Purpose of loan:
This loan will be used to? pay a portion of cost for an Inground Pool.?? I will be putting up half the cash myself, the remainder I want to finance

My financial situation:
I am a good candidate for this loan because I have great credit and have never defaulted on a loan.?? I have owned 3 homes and paid off more than 4 automobiles as well as many lines of credit.? My income supports my ability to repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	13	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$7,572
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	apricot5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Archaeology Field Certificate"
Purpose of loan:
This loan will be used to pay for expenses associated with Pima Community College's "Archaeology Field Certificate" Course.

My financial situation:
I am a good candidate for this loan because? I am seeking a return to school after having worked in sales and customer service fields full time for the last 15 years. I am excited to return to college and hope to eventually receive my undergraduate degree in either Archaeology or Anthropology.

Monthly net income: $ 2100.00

Monthly expenses: $ 1150.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	55%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 4	Length of status:	12y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	48	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	heavenly-return1	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Back on Track Financially
Unexpected events, (car accident, taking care of sick relatives, timing belt killing engine in car, purchasing another car), have caused my credit?to take a hit.??Some of the debt comes?from college courses and some from living life.?

I have?learned my lesson about credit cards and will not?be getting one again.? I can't take the APRs anymore.? I have closed all?of my credit card accounts to pay them off quickly. I have also?sold $1,000 of miscellaneous items online in the past year. Your loan will help me shift my focus towards rebuilding my financial future versus worrying about debt. My financial situation:
I accept responsibility for my actions.?I have never declared bankruptcy and never will.? I?am a fulltime employee (12 years)?of educational system.?

Monthly net income:???????????? $1876.00
Monthly expenses:??????????????? $1662.05
Housing:?????????????????????????????????$?????0.00
Insurance:?????????????????????????????? $ 191.75
Car expenses:?????????????????????????$ 320.00
Utilities:????????????????????????????????? $???0.00
Phone, cable, internet:?????????? ? $198.30
Food, entertainment:??????????????? $?40.00
Clothing, household expenses? $?24.00
Credit cards:???????????????????????? ? $513.00
Loans:??????????????????? ???????????? ???$375.00
Other expenses:?????????????????? ??$?? ?0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$723.55

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	81%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	1y 10m
Credit score:	720-739 (Feb-2010)	Total credit lines:	30	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$12,295	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	PersonalLoanAcct	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt
Need to consolidate high interest credit card debts and personal loans into one payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	11.05% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	42%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	1y 3m
Credit score:	740-759 (Feb-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$6,991	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	justice-communicator	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory and Payroll
Purpose of loan:
This loan will be used to start renovating the storefront with new drywall, carpet, and paint. Plus it is needed for building equipment; such as, jewelry cases, clothing racks, fitting room, and other neccessary items.? In addition, the inventory is required including clothes, jewelry, and shoes.??Lastly,?it is needed for payroll purposes when the store is up and running.?

My financial situation:
I am a good candidate for this loan because I have always been?on time with my credit card bills, which my part-time job is able to cover and then some.?I live with my grandfather, so I don't pay rent or any utility bills.?I don't have any children to support, so I only need to support myself by going to work. Most importantly I am a hearing-imparied person that just trying to go out there and prove that anyone with the willpower and drive to run a business can achieve and succeed any goals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	10%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	4y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$980	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	determined-income5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a more dependable truck.
Purpose of loan:
This loan will be used to? get a more dependable truck for my business. I found a great deal from a retireing driver. My present truck is paid for, but worn out. I have paperwork to show that i paid $37,000 in monthly payments of $1,100 per month. I am spending $2,000 a month to keep it running. Wow !

My financial situation:
I am a good candidate for this loan because? I am a very dependable person. My truck pymt always gets priority because my truck pays all my other bills. For the last 3 years i have made my truck pymt and all repairs while paying down old debt.

Monthly net income: $ 5648

Monthly expenses: $ 2325
??Housing: $ 575
??Insurance: $ 90
??Car expenses: $?50
??Utilities: $?50
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $?960

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.05% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 17	Length of status:	11y 7m
Credit score:	780-799 (Feb-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$29,659	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dansarkis	Borrower's state:	Florida	Borrower's group:	University of Florida Students & Alumni
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up captial needed
Purpose of loan:
Hello and thank you for your interest in my loan request. I am a health care executive with 12 years of experience in medical clinics and hospitals. I am currently in the process of opening a rural health care clinic. Currently the majority of equipment and supplies have been purchased, location have been secured, and finally all staff members have been hired. We plan to open our doors on March 15th. These funds will be used for the first 2 months of expenses at which point we are projected to become profitable. To be clear I am doing this in addition to my current position.

My financial situation:
I have solid income from a company that has been in business for 20 years and good credit history. I will have the funds to repay this loan without question. Of my debt only $17,000 is my personal debt the rest is carried on company credit cards that have been unable to remove from my credit report however do not have obligation to repay. $10,000 is at 0% until June of 2011 and $7,000 is locked in at 3.9% for the life of the loan. Monthly net income is $12,226. Finally I am a 2 year Prosper lender with over 100 loans. Please feel free to contact me with questions and happy loaning, thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$222.28

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	1y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	8	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gentle-transparency4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school and time overseas
Purpose of loan:This loan will be used to help me with payments to my international schools, overseas accommodation, transportation and living expenses. Because the language and music schools I?m attending are international and unrecognized for federal student aid I sought assistance here.

My financial situation: I am a good candidate for this loan because I?m a worth-while investment. I?ve always managed my finances and debts responsibly without delinquency and can guarantee this to be no different. For the amount of time I?m away I?ve established sufficient funds to ensure coverage of my monthly payments without the need of additional income while abroad, so that there will be no monthly payment issues for either myself or yourself to be concerned with. Once I return home I have my two employers to return to as well and will finish paying what?s left of my loan well within the 3 years allotted. Any financial figures or related inquiries can be submitted upon request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2006	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	0y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,305	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nirvana3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying work truck
Purpose of loan:
This loan will be used for the purchase of a work truck. I just started working as a contractor for a foreclosure preservation company and have already had to buy ALOT of tools.

My financial situation:
I am a good candidate for this loan because i can easily pay it back, it's just my first loan EVER so the bank wont finance it.

Monthly net income: $2,500.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 90
??Car expenses: $ 0
??Utilities: $ 120
??Phone, cable, internet: $ 130
??Food, entertainment: $ 450
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$102.19

Auction yield range:	11.05% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 12	Length of status:	1y 8m
Credit score:	680-699 (Feb-2010)	Total credit lines:	39	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$25,789	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gentle-interest	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PLZ BID DOWN STABLE JOB GOOD CREDIT
Purpose of loan:
This loan will be used to? Pay of a credit card that is at a high interest rate.

My financial situation:
I am a good candidate for this loan because? I have a stable job?while a good income. Also I have an excellent repayment history on all my debts. No late payments, collections or public records.?? According to prosper I may be a higher risk??even though I may not get the ideal rate I had hoped for I am hoping that lenders will see my overall picture and bid down?the rate down! ??I want this loan so I can get this closed account out of the revolving debt bin and hopefully help my credit score. When the revolving debt goes down, the score goes up and hopefully I can do a 2nd Prosper Loan after 6 months to consolidate some additional credit card debt at a better rate.

While my credit score is not perfect (709 according to my recent Experian score) , the drop is attributed to my high credit usage to credit limit ratio.? This was drastically impacted by Bank Of America and Amex whom I previously had close to 40k in available credit with. Both banks decided to close my inactive accounts which impacted my utilization ratio.?? The card I wish to pay off was voluntarily closed by me when I opted out of the new terms & conditions sent to me last fall.

I have learned a hard lesson about using credit wisely.? I thought at the time it made more sense to use a credit card to finance some large purchases(ex: RV and permanent?camp site!) because I had great fixed rates.? It was better than any personal loan a bank could give!? What I failed to anticipate was the changes to terms that all banks started scrambling to do with the new credit card act that was signed into law last year and took effect this month.? They all were out to get as much money before the law said they couldn't. While I have tried on my own to negotiate my rates with these card issuers, it has become an exercise in futility.?? Please feel free to ask any questions that may help you in deciding to fund my loan.??? Thank you in advance!!

Monthly net income: $ 3200 my salary only (husbands net approx 3400.00) both of us contribute about to 401k's (me about 230 monthly, husband approx 350$ month)
Monthly expenses: $
??Housing: $? 0 (Husband pays both the 1st mortgage $1254(includes taxes & ins)?&? 2nd Mortgage $741.
??Insurance: $90 Husband pays?
??Car expenses: $ 0 -? paid off early 11/09
??Utilities: $ gas , electric , water?- ?250.00
??Phone, cable, internet: $ 145
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $? 953 is my total min?monthly payments. Typically I pay 1500?across all accounts
??Other expenses: $ 150 (gas, T passes)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 12.94%	Starting monthly payment:	$31.98

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	0y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	2	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$9
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pure-gain2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my bills
Purpose of loan:
This loan will be used to?
pay off my bills while I am still in college. Since I am unemployed I have no steady income. But I still have to pay for expenses because I live in an apartment off campus.
My financial situation:
I am a good candidate for this loan because?
I will be able to pay back the loan within a respectable time frame. I will also not use the money carelessly because I know what needs to be paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	23%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	5y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$4,339	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	JohnTheMet	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-579 (Nov-2007) 680-699 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
New Home Purchase
Purpose of loan:
Downpayment for a new?home purchase.? I plan on paying back eary with my first time home buyers tax credit.

My financial situation:
I am a good candidate for this loan because i am in great financial shape.? I have already paid off my first prosper loan that i used to consolidate my credit card debt.? Now?we?plan on buying a home but are short on downpayment money.? My plan is to payback most if not all of the loan in the first 6 months.

Monthly net income: $ 5,000

Monthly expenses: $ 2500
??Housing (rent): $ 900
??Insurance: $ 120
??Car expenses: $ 450
??Utilities: $ 175
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 150
??Other expenses: $ 245
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 12.94%	Starting monthly payment:	$31.98

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	36%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 6	Length of status:	2y 9m
Credit score:	700-719 (Feb-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$65,080	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	golden-pound8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan
Purpose of loan:
This loan will be used to increase the size of my ticket brokering business.? For the past 18 months, I have been operating a?side business?that involves simply buying and reselling tickets to concerts and sporting events.??My average profit on a transaction is approximately 35%, though it does vary from transaction to transaction.? I make money on over 95% of tickets that I purchase.??As my experience and?knowledge has increased, my profit percentage has increased.? I have not lost money on any transaction in the past 6 months.? I turn over my inventory at least every three months so I am able to return at least 100% on invested capital?in a 12 month period.?Spring and summer is the best time as that is when the more popular music acts tour.? I currently have about $5,000 at work and believe that I can easily put more capital to work in high quality tickets that I can resell at prices that maintain my profit margin of about 35% each transaction.? ..

My financial situation:
I am a good candidate for this loan because I have good credit and never been late on a payment for anything.? I am a homeowner with a property that I have over 20% down on.? I have an IRA and a 401k.? I contribute 15% to my?401k.? I have an MBA and am in a professional job. I expect my income to increase substantially this year and my bonuses to resume as the economy improves which further improves my financial and cash flow situation.? I do have credit card debt but all payments are and have always been current.? I reduced my credit card debt by nearly 10% in 2009 and am continuing to focus on working that debt down in 2010.?Most of my credit cards raised my rates over the past year in response to the economic environment, not my specific situation as I have never had a late payment.? In response, I cancelled most of the cards to freeze the current interest rates and I will be paying them off as quickly as possible.? I do not need the money from the ticket brokering business to make my current monthly payments but it will assist me in paying my credit card debt down more quickly.????

Monthly net income: $6,000

Monthly expenses: $5,630
??Housing: $2,300
??Insurance: $80
??Car expenses: $420
??Utilities: $50
??Phone, cable, internet: $180
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $2,000
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.46%	Starting borrower rate/APR:	30.46% / 32.84%	Starting monthly payment:	$128.11

Auction yield range:	11.05% - 29.46%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 14	Length of status:	0y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$18,883	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	income-baby6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing a Roof
Purpose of loan:
This loan will be used to? To get a new roof

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time.

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $?1000
??Insurance: $ 94
??Car expenses: $ 85
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	8 / 8	Length of status:	1y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	32	Stated income:	$50,000-$74,999
Now delinquent:	2	Revolving credit balance:	$38,547
Amount delinquent:	$12,883	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Cowboy504	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Existing Bar
.

Purpose of loan:????
??? This loan will be used to purchase an existing operating neighborhood bar that has been in business for about 40 years. The owner of the bar also owns the building, 3 video poker machines, 2 pool tables, jukebox and table top game. The net proceeds from these games will be split 50 / 50 between and the owner and me.?He is 74 years old and wants to retire. He owned two other bars?and he sold them the?same way. His desire is to live off the income from the rents and gaming machines.?
??? The?monthly net income from the gaming machines after the 50/ 50 split?is?about $1800 a month. The gross bar income is about $7500.00 a month. It is currently only open 1 shift per day from 4pm until closing. After shift pay and replenishment of stock the profit from these sales are about $3000.00 a month. The rent will be $900.00 a month, electric runs about $350.00 per month, phone is packaged with the cable service which is $150.00 per month, water runs $50.00 per month and liability insurance will be about $200.00 a month. Total expenses are $1650.00 per month. I will be open from 11am till close which will increase all revenues. I also will add dart and pool teams to bring in extra business.? My prosper loan will about $600.00 a month. ?The total monthly?gross income is $4800.00 and the total monthly expenses?are $2150.00 leaving a monthly profit of $2675.00 per month. Licensing and permits will run about $125.00 per month leaving a monthly profit of about $2375.00 before we add an extra day shift, advertise and add pool and dart teams.

My financial situation:
??? I am a good candidate for this loan because I am retired on a solid fixed income of over $60,000.00 a year.
My Income sources are al follows:
1. US Air Force Reired with 8 years active duty and 34 years US Air Force Reserves.? Retired Aug 19, 2002.
2. Federal Civil Service with 34 years of continious service.? Retired Oct 1, 2008.
3. Social Security. Starte at age 65 years and 10 months.
All three of my income sources are solid and will continue indefinately with annual cost of living increases.

Ther are 2 negative issues with my credit report and they are as follows.
1. A Company called NEXTEL is showing an unpaid balance of over $8.000.00 on a cell phone acount.
2. Liberty Lumber in New Orleans is showing an unpaid balance of over $4,000.
These two accounts are not mine.? I have sent Noterized documents to all three credit reporting companies. Only one has acknowledged they are not mine.? I now have an attorney approaching the matter and do expct positive results.
These two debts belong to my son who has he same name with a roman numeral?II after it..? I have notorized document from my son admitting the debt?is his and can forward copies if needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.75%	Starting borrower rate/APR:	8.75% / 10.84%	Starting monthly payment:	$158.42

Auction yield range:	4.05% - 7.75%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	1y 10m
Credit score:	780-799 (Feb-2010)	Total credit lines:	33	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,653	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-plentiful-bonus	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:

This loan will be used to pay down on a few credit cards. By consolidating and finding a favorable (and lower) interest rate
I will save money.

My financial situation:

I am a good candidate for this loan because I have a great credit history and score. I always pay my debts; however in the economic times we are now facing interest rates and regulations are changing and not always for the better for the consumer (credit card companies included).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$422.66

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	5y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	30	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$187,789	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	studious-principal8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.? The credit card I will pay off first charges me 25% interest.? I want to pay this off so that I stop wasting money on high interest payments.? Paying off my credit cards is a key step in my financial plan to increase my savings and Roth IRA contributions?and decrease my debts, especially wasteful credit card debt.?

My financial situation:
I am a good candidate for this loan because I have a good credit score and good credit history.? I am responsible, pay my bills on?time?and generate steady income to pay off this loan within the 3 year period.? I have been self-employed for over 5 years and earn steady income from my accounting and sales and marketing services.? I have an MBA in corporate?finance.??I left the corporate world in 2004, after holding a 4 year job as a business analyst, to start my own accounting company.? I built a client base and have generated steady income since then.? I will use the amount I save from?paying the credit card bill, to pay the Prosper loan each month.? I like the option to prepay the entire Prosper loan without incurring a prepayment penalty.? I am not a profligate spender.? I am wise with my money; I shop very little and do not like credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$75.42

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	56%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	10y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$31,886	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mboyd88	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,501.00	< mo. late:	0 ( 0% )	700-719 (May-2008) 660-679 (Oct-2006)
Principal balance:	$735.98	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Need brakes and tires
I will use this loan to get brakes and tires for my vehicle.? A portion of it will be used to pay off my current Prosper loan so that I only have one note pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	6y 11m
Credit score:	640-659 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$8,355	Stated income:	$25,000-$49,999
Amount delinquent:	$10,256	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	kustom1954	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Oct-2009) 640-659 (Sep-2009) 640-659 (Apr-2008)
Principal balance:	$1,654.63	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.21%	Starting borrower rate/APR:	11.21% / 13.33%	Starting monthly payment:	$328.38

Auction yield range:	4.05% - 10.21%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 21	Length of status:	6y 8m
Credit score:	780-799 (Feb-2010)	Total credit lines:	39	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$76,622	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigilance-shooter8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminating Credit Debt
Purpose of loan:
This loan will be used to help eliminate credit card debt and fight unreasonable creditor rates.

My financial situation:
I am a good candidate for this loan because I have an excellent credit rating and I have an income that is recession-proof. I also have an excellent payment history and am more than responsible with my finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	39%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	22 / 18	Length of status:	9y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	42	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$39,779	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fuz28peach	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards so that I may become debt free. Its just a start at becoming free with out messing up the credit I do have. Trying to pay off all my credit card debt>

My financial situation:
I am a good candidate for this loan because?I believe in paying my debts. I am not a person that is always late on payments,?I just need a fair chance at clearing up my debt. I'm trying to be debt free as little as 3 years. Please consider me. I am able to make the payments and will prefer to have them to come out automatically.

Monthly net income: $ My Monthly net income is $5695

Monthly expenses: $
??Housing: $?Husband pay this bill????
??Insurance: $ 92.99
??Car expenses: $ all cars paid in full
??Utilities: $ 350
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$904.44

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	72%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	8y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,270	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-vivacious-wampum	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? PAYOFF MY CREDIT CARDS

My financial situation:
I am a good candidate for this loan because? I HAVE A STABLE JOB, I ALWAYS PAY MY BILLS ON TIME

Monthly net income: $ 3000.00

Monthly expenses: $ 2200.00
??Housing: $ 00.00
??Insurance: $ 00.00
??Car expenses: $ 600.00
??Utilities: $ 00.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.05% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	0y 1m
Credit score:	860-879 (Feb-2010)	Total credit lines:	42	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$6,865
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsibility-voyage	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Import Food Ingredient Products
We are a startup with excellent connections and abilities. The purpose of the loan is to finance the importation of a processed food product ingredient from China. To begin, we will be importing one ocean-going container of frozen food product that, prior to our purchase, will be pre-sold to our US purchaser. We have secured the supplier and have quoted on 1-million pound increments (30 containers). This is the beginning of what we hope to be a business that will expand to import more diverse food products from multiple sources. We will be buying from and selling to large, well established businesses. We have extensive experience with importing from China to the US and in food processing in the US.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	43%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	20 / 13	Length of status:	0y 7m
Credit score:	640-659 (Feb-2010)	Total credit lines:	37	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,464	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peace-storm	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$129.05

Auction yield range:	4.05% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	8y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$14,368	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loyalty-ace4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? good income
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.05% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	5y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$36,228	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	authentic-integrity	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Purchase Order
undefinedundefinedundefined I just got a contract to supply 250 units of cabinets, countertops and vanities for a project in Richmond, VA. The money will be used to pay the remaining balance on the ordered cabinets since the contract does not pay until the materials are delivered to the job site. The contract is value at $425K and I would like to borrow $100K for 90 to 120 days.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$119.93

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	40%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	2y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$158,180	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	awe-inspiring-marketplace	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating bathroom
Purpose of loan:
This loan will be used to? Update an old bathroom

My financial situation:
I am a good candidate for this loan because?
I always pay my debts on time.
Monthly net income: $ 8000

Monthly expenses: $
??Housing: $?1444
??Insurance: $?976
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $?225
??Food, entertainment: $?250
??Clothing, household expenses $?150
??Credit cards and other loans: $ 1300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.57%	Starting borrower rate/APR:	25.57% / 27.88%	Starting monthly payment:	$400.62

Auction yield range:	8.05% - 24.57%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	4y 1m
Credit score:	760-779 (Feb-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$71,123	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-social-contributor	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sales activity & debt consolidation
Purpose of loan:
A financial planner client of ours just sent out a referral letter on our behalf to 150 of those in his network, and I need help following up with all those leads.? We will be?creating a revised brochure to target that market, and hiring an appointment setting contractor.?

Also, I've got some small credit card balances I'd like to consolidate under a better rate.

My financial situation:
I am a good candidate for this loan because everybody uses computers!? Our business serves as the part-time computer department for very small businesses using a Managed Services model.? Our sweet spot is the 10?user business with one or two servers.? We're always busy and the market is huge.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$348.39

Auction yield range:	17.05% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 0	Length of status:	1y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-orderly-contract	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying my friends car
Purpose of loan:
This loan will be used to buy a car from my friend. I have an older car which needs to be replaced, and my friend has a car for sale which I always wanted

My financial situation:
I am a good candidate for this loan because I have steady job and have very little of other bills.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$1,034.09

Auction yield range:	17.05% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	10 / 7	Length of status:	1y 11m
Credit score:	720-739 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$74,366	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	point-thriller9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory Purchase
Purpose of loan:
This loan will be used to manufacture our products. We have a patented product with distribution in place. We have pending orders but are unable to fill them due to funding. The markup on our product will allow us to to achieve a profit in a relatively short period. We have invested approx. $80,000 of our own money to this point.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and always pay on time. My main home is paid off and I own a rental home that has a mortgage of $525.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 11	Length of status:	26y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	33	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$5,088	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	glimmering-dollar4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off payday loans
Purpose of loan:
This loan will be used to pay off payday loans and get caught up with bills????

My financial situation:
I am a good candidate for this loan because i have served my country for more than 25 years and all i am asking for is a little help to get out of this mess that i got my family into. I am active duty military and have a steady paycheck. Any help that you can give is greatly apperciated and thank you for your time and attention with this important matter.

Monthly net income: $ 4750

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 491
??Utilities: $ 45
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	8.05% - 12.00%	Estimated loss impact:	7.26%
Lender servicing fee:	1.00%	Estimated return:	4.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	47%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	1y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	16	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$5,315	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	red-bewitching-reward	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate debt.

My financial situation:
I am a good candidate for this loan because? I have good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$330.57

Auction yield range:	11.05% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 8	Length of status:	15y 9m
Credit score:	680-699 (Feb-2010)	Total credit lines:	25	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$10,432	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	hcnalbdr	Borrower's state:	Virginia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 98% )	680-699 (Latest)
Principal borrowed:	$22,000.00	< mo. late:	1 ( 2% )	680-699 (Dec-2009) 680-699 (Jan-2008) 620-639 (May-2007) 560-579 (Apr-2007)
Principal balance:	$2,097.33	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
Navy family selling our house
About Me:I am a 35 year old?prior enlisted,?Lieutenant in the US Navy?with over 15 years of service.?We live on base and were renting out the home we own in Texas.?We have 4 awesome children; a son from my previous marriage, a daughter from her's, and 2 sons together.?She is a stay at home mom and does a great job that I am grateful for.?The Navy has given us a lot of unique opportunities and?I plan on spending another 8 to 10 years serving our country. I have recently been picked up for assignment to Naval Post Graduate school to pursue my Masters degree in Mechanical Engineering.

Purpose of loan:
This loan will be used to?make repairs/improvements to?our rental house to make it a better?property to sell. We have decided that selling the house will reduce some headache for us and free up capital to pay off this loan quickly and reinvest in Prosper.???

My financial situation:
????? I am a good candidate for this loan because I have a very stable job with a dependable income. I just received a?pay raise at the beginning of the year?and will have another in?May of about $150/month?when I make 16 years. If you are not familiar with military pay,?tables for?all years?can be found at the DFAS website. My paygrade is O-3E over 14 years.
?? The home is a 1600+ square foot, 3 bedroom, 2 bath home located in a great neighborhood that?has not suffered from the collapse in the housing market. This is due to the fact that the homes in the area?maintained modest prices?while many homes were being over priced.?The home's value has been appraised at $120k to $125k. We owe a little more than $90k and expect to sell the home for $115-120k. Based on this the home sale will cover all of the Prosper loan, even after the closing costs and improvements.
?? While I have been assigned a grade of?D on this listing, I am not sure why that is. You will note that my credit score has been continually improving since my first Prosper loan. I also have a good track record with Prosper, having already paid off one $16k?loan and half of my current loan.?There was one payment made late to Prosper due to a problem with my automatic?bank payment. In addition I have a reserve of $3000 in savings to leverage toward repayment of my loan.

Monthly net income: $ 6800

Monthly expenses: $ 6200
??Housing (Mortgage for house in Texas): $ 1150
? Housing (BAH goes directly to Base Housing): $ 1904
??Insurance: $ 550
??Car expenses (including car loan): $ 640
??Utilities: $ 0 (Base housing!)
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 350
??Credit cards (this is without the Prosper loan to be paid): $ 400
??Other expenses: Child Support $?500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.04%	Starting borrower rate/APR:	15.04% / 17.21%	Starting monthly payment:	$502.93

Auction yield range:	6.05% - 14.04%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	15y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$66,991	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-chemistry6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credits
Purpose of loan:
This loan will be used to consolidation my existing credit card debts into one loan so I am able to make one payment versus multiple payments therefore enabling me to pay off the debt sooner.? This will allow me to get rid of the smaller credit cards with balances ($8,600, $2,300 & $3,500?are the card amounts that will be paid off)?and focus my extra money on the larger one ($12,500)?since I will have less payments to make.
My financial situation:
I am a good candidate for this loan because I have had good credit in the past.? I have gotten catch in the credit card trap and am willing to pay the debts off versus restructuring.? I am taking responsibility for my actions not blaming someone else.? My debt is $99K on my residence, $23K on a HELOC, and $55K in credit cards.? I bring home approximately $4200 a month and my monthly expenses including the credit card payments that I am look to consolidate is $3100.? My residence is worth approximately $133K.? By having two payments (one credit card and this loan), it will bring my monthly expenses down to around $2,600 which will allow me to take the additional $500 and put it down on the large credit card to get it paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 16.62%	Starting monthly payment:	$33.69

Auction yield range:	4.05% - 11.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	4%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	3y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	33	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$90
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	tvcnrobert	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Old Lady needs Repair (Car)
Purpose of loan:
This loan will be used to? Repair her transmission, Goodyear says it will run between 650-800 dollars. They will know more after they get into it. I would hate to have to use my credit card for this, since they feel that my fix rate should now be adjustable. Everyone I guess is getting changes on these cards. She has done me well the last 6 years and at only 150k on that car she still has lots of life under the hood.

My financial situation:
I am a good candidate for this loan because? Even being on a fixed income I try to stay well under when it comes to my budget. I try to save and as you can tell I don't throw much out. The saving of having a paid?off car that runs and if I can say looks good for her age! Will more than help me pay back this loan. Thanks and God Bless
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$215.64

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	2y 7m
Credit score:	760-779 (Feb-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$4,197	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upbeat-truth1	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Cashflow support injection
Purpose of loan:
To have some extra cashflow for pre-sales activities at my company.

Financial situation:
Privately held company in the software professional services arena (we provide BPM/BI consulting to large international corporations). 5 full time employees. In business for the last 3 years.
Company has no debts. Company has been increasing revenue every year. Last year gross was $375K with a net income of $200K. Currently, consulting contracts already signed for $100K. Forecast for this year is around $500K. Because of the nature of the software professional services business we do not carry any inventory. We operate under net60 payment terms with our clients (and all travel related expenses are also covered by our clients). Travel expenses can easily become net90 cashflow-wise because you have to buy plane tickets prior to initiating work.

Personally, I only have some debt in one credit card which I use to overcome the travel net90 as needed by current contracts. My credit score is excellent.

The need for this loan is driven by our efforts to acquire new contracts which incur in pre-sales expenses (travel visits to the client's headquarters to present our services after many online and phone conference sessions - client will not sign a contract if they only know about you remotely; you must visit on site-). Since we finance net90 travel costs with our personal credit cards, it is difficult to have cashflow available to support these pre-sales activities (the current credit crunch has not helped either).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.45%	Starting borrower rate/APR:	23.45% / 25.73%	Starting monthly payment:	$292.08

Auction yield range:	8.05% - 22.45%	Estimated loss impact:	7.03%
Lender servicing fee:	1.00%	Estimated return:	15.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1973	Debt/Income ratio:	48%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	19 / 18	Length of status:	1y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$100,497	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	velocity-trooper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Card
Purpose of loan:
This loan will be used to?consolidate and pay off some?credit cards that have high interest.? The consolidation of this debt will allow me to pay?the debt?off with a fixed payment and interest rate?in 3 years.

My financial situation:
I am a good candidate for this loan because I have a stable job and always pay my bills on time.

Monthly net income: $ 8,000??

Monthly expenses: $
??Housing: $ 1100????
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.39%	Starting borrower rate/APR:	29.39% / 31.76%	Starting monthly payment:	$421.18

Auction yield range:	11.05% - 28.39%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	7y 10m
Credit score:	720-739 (Feb-2010)	Total credit lines:	9	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$15,525
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cozy-yield8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
down payment
Purpose of loan:
This loan will be used toward a down payment to purchase the condo unit in which I live and?have leased for 3 and 1/2 years. ?

My financial situation:
I am a good candidate for this loan because my monthly mortgage, plus property taxes, insurance and condo fees will be?less than the rent?I have?paid for years.? The sale price is below appraisal value.? I would qualify for a home equity loan after purchase. I also will qualify for the $8,000 tax credit for 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,578.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$116.62

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2007	Debt/Income ratio:	40%
Basic (1-10):	3	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 7	Length of status:	3y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	8	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$440	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unassuming-loyalty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adult Agency Needs Startup Cash
Purpose of loan:
This loan will be used to fund an adult business model that is projected to self sustain within the first month of operation. Our budget provides full transparency therefore funds are to be dispersed by a lender. We have created a multitude of revenue streams that are not present in any other Adult sites/agency, therefore we anticipate this venture to be profitable from day one. Our research has shown this niche of the industry is far under served and we will simply meet the demand. With advanced planning, ingenuity and the industry experience we bring, it will no doubt be a success. What we need is for startup capital only. The over head of the operation is expected to be relatively low, i.e. rents, phone lines, internet. ?Our goal at that time is to be netting $10,000.00 per month.

We intend to advertise in a host of classified ads. Our intent is to provide a safe haven (apartment/home) for those woman that first arrive from our ad placements and we know this works. We explicitly advertise the nature of the business but these women will specifically look to come to us for that purpose only so we know this will not be hard. The anticipation is that the ads alone will ring the phone off the hook so we anticipate a large volume of new business. Out of this we will not only have a plethora of fine young women but we will be able to offer a vast array of services, almost everything imaginable so with this, we expect to have a high retention rate with our subscribers (men) that will continue to come back for more.?We also are in the stages of developing an ongoing web cam model that will run concurrently with the escort model and with this we anticipate even more revenue as we will be able to expand in truth on a global level knowing that most of the web cam production will take place from virtual locales. We intend to have in house web cam and live video streaming, in the sense of a voyeur cam show.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$332.38

Auction yield range:	11.05% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	1y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	7	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$2,211	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	magnolia961	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting my own business
Purpose of loan:
I am opening a boutique in Austin, TX, where I will be selling wigs, cosmetics and one-of-a-kind accessories.? I already have a location in a well- trafficked up and coming neighborhood, next to a vintage clothing store and established hair salon.? I worked at a very successful store, such as the one I am about to open, in New Orleans and I know that this same formula will work here in Austin.?

My financial situation:
I am a good candidate for this loan because I have experience with the type of store I am opening and am starting off on a small scale.? I will be keeping my current job in order to pay my bills until my business takes off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	5y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	9	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$4,039	Stated income:	$25,000-$49,999
Amount delinquent:	$883	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	conqueror948	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Hi,

I have a credit card that I would love to pay off and equifax.com suggests that if this is paid in full it will increase my credit score to the upper middle 700's. I am currently paying 150 a month (sometimes more when I can).This is the only credit card I have and the only credit card debt I have incurred and it was mostly to get some furnishings when I purchased my new home.

I work a lot of hours on my current job and also have a side business doing computer repair and troubleshooting so I have the means of repaying this loan, I just want to consolidate a little and increase my credit score. I have been at my current job for 5+ years and owning my current home going on 2 years now with no late payments on any of my debts. I also have put on a huge spending freeze on anything other than what is needed to live until I have reached this goal. I was debt free about 3 years ago but that was before having another child and incurring costs moving into a new home. Its time to shape things back up again and for good this time!

Thanks for your consideration to help me and its very much appreciated by both me and my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.05%	Starting borrower rate/APR:	9.05% / 11.14%	Starting monthly payment:	$668.28

Auction yield range:	8.05% - 8.05%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1970	Debt/Income ratio:	63%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	10y 8m
Credit score:	840-859 (Feb-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$6,069	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	open-minded-liberty3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying bills...
Purpose of loan:
This loan will be used to? consolidate outstanding bills on three different projects...1- investing in my two and a half year old daughter's?future, 2- auto repair,?and 3- to be cushined for the unexpected things that a family can bring about.

My financial situation:
I am a good candidate for this loan because?I work for myself. I can generate as much or as little as I want, depending how much time and effort I?have availableto put?into landing clients.(for nutritional and physical training) I have already successfully negotiated and completed paying two auto loans in the past. One from Chrysler Financial in 1999 and one from Capital One Auto Finance in 2005.I NEVER?HAD A LATE FEE on either loan!?Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 24.88%	Starting monthly payment:	$37.71

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	40%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 6	Length of status:	1y 8m
Credit score:	680-699 (Feb-2010)	Total credit lines:	38	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,124	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	money-encourager	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re Invest in Prosper
Purpose of loan:
This loan will be used to?I am finding prosper very interesting? and wish to re-invest back into prosper

?Financial situation:
I am a good candidate for this loan because? I work full time and always pay my bills in a timely manner. I do however have a ding on my credit do to a medical mishap in my past.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 520.00
??Insurance: $ 50.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	26y 1m
Credit score:	620-639 (Feb-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,603	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	icfortune	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	600-619 (Dec-2009) 620-639 (Apr-2008)
Principal balance:	$2,243.11	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Buying a car for my wife
Purpose of loan:
This loan will be used to? buy a used car for my wife

My financial situation:
I am a good candidate for this loan because? I currently have a loan from prosper that is almost 2 ears old. I have not missed a payment. I have a geat job and I also have a profitable business on the side

Monthly net income: $ 6000????????????

Monthly expenses: $ 4040
??Housing: $ 1700????
??Insurance: $ 415
??Car expenses: $425
??Utilities: $ 200
??Phone, cable, internet: $ 150????
??Food, entertainment: $ 200????????
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 300
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$291.02

Auction yield range:	11.05% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	20 / 20	Length of status:	3y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	40	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$10,291	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	honorable-worth5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off personal debt
Purpose of loan:
This loan will be used to pay off a judgment against my fiancee in order to restore his driver's license so that he can start working again.

My financial situation:
I am a good candidate for this loan because I alway pay timely on my credit cards and student loans.? I need this loan so that my fiancee will have an income and be able to contribute to the household expenses.?

Monthly net income: $ $5,200

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1,600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	52%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	8y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Medical Technician
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$3,462	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	tenamarie	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Jan-2008)
Principal balance:	$2,730.28	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidating debt
This loan will be used to consolidate our bills and to pay off the remaining $2,800 on my original $7,000 Prosper loan. A portion of this loan will, also, be used to pay for toddler furniture (bed and drawers) since my first baby is now 5 years old and I'm expecting another this August. Since my previous listing I have accepted another Surgical Technician position part-time at Tracy Surgical Center while remaining per diem at San Joaquin Laser and Surgery Center. My husband ended up not being able to qualify to run his very own insurance office. Instead he has retaken the state board exam for Registered Nurses, passed, and has been working as an operating room and post anesthesia recovery RN since April of 2009. He brings home, on average, $3,400 monthly but because of the debt we've incurred over the past several years it seems as if our entire pay checks are gone as fast they've been received. I am a good candidate because I have paid my Prosper loan on time since I got it in February of 2008. Now that our income has more than double I have no doubt we can continue to repay a new Prosper loan if accepted.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.05%	Starting borrower rate/APR:	17.05% / 19.25%	Starting monthly payment:	$249.74

Auction yield range:	11.05% - 16.05%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	2y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	20	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$17,925	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-nexus9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
I have a better income now, but I am paying too much for my credit card debts from the past with high interest. I must need to consolidate and close these credit cards for better financial stability
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	11.05% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1971	Debt/Income ratio:	8%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	3y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	15	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,290	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jlstyle	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards.
Purpose of loan:
This loan will be used to pay off my credit cards that have recently had the interest rates sky-rocket.

My financial situation:
I am a good candidate for this loan because I make a decent amount of money and pay my obligations on time. I racked up some debt when I took a 9 month "sabbatical" to do some traveling. I'd much rather pay interest to savvy individuals than heartless banks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.95%	Starting monthly payment:	$47.50

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	88%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	0y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	31	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$5,490	Stated income:	$1-$24,999
Amount delinquent:	$672	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	Snackdaddy97	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,100.00	< mo. late:	0 ( 0% )	680-699 (Jan-2010) 680-699 (Nov-2009) 660-679 (Jul-2009) 640-659 (May-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Expanison of Computer Business
Purpose of loan:
Growing my business 925 Computers into a stronger home-based business.

My financial situation:
?I am a?teacher and my part time?business is computer repair and selling refurbished models.?My first year of?business?my revenue was?$2200?for 2008 and $1500 for 2009.?? I am in position to really begin to advertise and expand?beyond ebay and word of mouth.?Here are?the detailed?items that I need:
-website/advertising?
-expansion of new tools and software(Windows 7 and Vista)
-cash flow to buy?repair parts?(due to diffculty recieving upfront financing for items; most clients want to pay COD only)
-fees for completion of A+ tests (just finished Master's in History Education is the reason I have not taken tests but worked with computers?since 2003)?
?I just paid off my prosper loan and I can repay; I just need the opportunity as I continue to separate personal and business money.?

If you have any questions please ask....

Monthly net income: $ 1100
Monthly expenses: $
??Housing: $?590????
??Insurance: $?140?????
??Car expenses: $
??Utilities: $?25
??Phone, cable, internet: $?50
??Food, entertainment: $ 75
Clothing, household expenses $ 0
??Credit cards and other loans: $?150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$159.91

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	5%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	27 / 24	Length of status:	11y 2m
Credit score:	780-799 (Mar-2010)	Total credit lines:	70	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,447	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Halos2002	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	780-799 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	800-819 (Aug-2009)
Principal balance:	$1,271.67	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Prosper Lender
Purpose of loan:
I am continuing to trial and test the borrowing process on Prosper.? This loan will be deposited back into my Prosper Lending account.

Financial situation:
I am a good candidate for this loan because?Lending is what I do for a living.? I?am banker and have worked in the financial industry (in one capacity or another) since?1993.? I have owned my?business since 1999.? In addition, I own four homes with?over $2M in equity.??My liquid assets total approx. $375,000.? I will pay off this loan in 6-9 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	9y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	22	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$11,534	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-ideal-rupee	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
maintainence
Purpose of loan:
This loan will be used to?? do upgrades on auto

My financial situation:
I am a good candidate for this loan because? i pay all my bills on time more then min payement

Monthly net income: $ 7,500

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 0
??Car expenses: $ 490
??Utilities: $?200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 120
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 120
??Other expenses: $ fun 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.33%	Starting borrower rate/APR:	32.33% / 34.74%	Starting monthly payment:	$437.38

Auction yield range:	11.05% - 31.33%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1969	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	5y 4m
Credit score:	760-779 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$30,789	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	course9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and car
The purpose of this loan is to pay off credit cards and a car loan.
I am more than capable to make monthly payments of $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.39%	Starting borrower rate/APR:	11.39% / 13.51%	Starting monthly payment:	$493.86

Auction yield range:	4.05% - 10.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	0y 10m
Credit score:	780-799 (Feb-2010)	Total credit lines:	56	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$61,512	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	KYBBC	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"office build out"
Purpose of loan is to pay down debt incurred from moving my practice to where it is now.? This will include lines of credit and individual equipment items I purchased to open my new office.

My financial situation:
I am a good candidate for this loan because?I have never been late and my credit score shows this.? I have a high income that allows me to pay down debt fast and will have the payments automatically taken out of my checking account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	2y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,764	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	MacFabian	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Sep-2009) 660-679 (Aug-2009) 540-559 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
C'mon! 3rd Prosper Loan: No Lates
Purpose of loan:
This loan will be used to? buy carpet cleaning equipment

My financial situation:
I am a good candidate for this loan because? I always pay the money back ontime

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1000????????
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$75.42

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	38%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	8y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$74,029	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	toots1732	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-719 (Mar-2008)
Principal balance:	$2,641.75	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Septic Tank, Termites, Engagement
Purpose of loan:
This loan will be used to pay off unexpected debts that have arisen through my home.?? I've recently had to replace my septic tank as well as eliminate termites.?? These expenses were unexpected and costly.?? I?would also like to propose to my girlfriend of 4 years and need a ring to do so (at least that's what she tells me).?? This would be a great way to get?her the ring she deserves without breaking the bank.?? Also, a great way for you to make some!

My financial situation:
I am a good candidate for this loan because?I have been paying my bills on time for the past?5 years.?? I am at a place in my life where I no longer accumulate unneeded debt and put all of my extra cash toward bills.?? I've also had another Prosper loan for almost 2 years and never been late for a payment.??

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $?886
??Insurance: $ 110
??Car expenses: $ 470
??Utilities: $ 200
??Phone, cable, internet: $?200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1000
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.05% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	56%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	24 / 23	Length of status:	37y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$37,828	Stated income:	$50,000-$74,999
Amount delinquent:	$234	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	profitable-durability0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARD BILLS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$207.87

Auction yield range:	11.05% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	2y 10m
Credit score:	720-739 (Feb-2010)	Total credit lines:	9	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$8,327	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cash-hercules6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest loans
Purpose of loan:
This loan will be used to pay off higher interest loans.

My financial situation:
I am a good candidate for this loan because I have a very good credit score and steady income as a Marketing professional.? I am also a homeowner with low monthly?fixed costs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	11.05% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	6y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$2,500
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-wealth-performer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money needed for paying a debt
Purpose of loan:
This loan will be used to?Pay bill I owe?

My financial situation:
I am a good candidate for this loan because? I will have the payment paid to you directly from my checking account, you will get your payment first.

Monthly net income: $
3150.00
Monthly expenses: $?1437.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$79.95

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	66%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	9y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	42	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$49,589	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	zoomer3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$126.25

Auction yield range:	3.05% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1986	Debt/Income ratio:	5%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	5y 11m
Credit score:	820-839 (Feb-2010)	Total credit lines:	18	Stated income:	$100,000+
Now delinquent:	0	Revolving credit balance:	$6,639
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-visionary-ore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Tuition Help For Son
Purpose of loan:
This loan will be used to assist son with financial assistance for college as his tuition rates have increased.?

My financial situation:
I am a good candidate for this loan because my credit is good and I have consistent / fixed income on a monthly basis to cover the monthly installment payments.? I was referred tp Prosper through a friend and decided to give this a try rather than go through a bank.? I like the idea of individual investor's making a profit rather than a large bank.?

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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	25%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	9 / 8	Length of status:	14y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	24	Stated income:	$100,000+
Now delinquent:	0	Revolving credit balance:	$150,944
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	payout-creature4	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay )ff Title loan & credit cards
???? ???? ????Purpose of loan:
This loan will be used to pay off the title loan on our 2001 Ford Expedition and to pay down the high balance on our Discover & Visa credit cards?

My financial situation
I am a good candidate for this loan because I receive a pension, social security and income from rental properties (2 house & 24 apartments).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	27%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 7	Length of status:	17y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	52	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$364	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Larraybee	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan:
This loan will be used for debt consolidaton

My financial situation:
I need the loan for debt consolidation. I do have a very good history or repaying my debts, as I have never failed to repay a debt. The proceeds from the loan will be used in connection with other funds that I will receive (not a loan) to pay my debt. Now that my daughter has graduated from college, I no longer have her college expenses to pay. Finally, I have been employed with State Government since 1992 in a professional capacity and I have a very stable job. In addition, I have a part-time consulting firm, which will be an asset.
Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o

Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$105.59

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	41%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 10	Length of status:	3y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	23	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$15,626	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fantastic-capital157	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Puchase Motorcycle
Purpose of loan:
This loan will be used to purchase a motorcycle so that I do not have to spent so much on gas.

My financial situation:
I am a good candidate for this loan because I make all my payments on time and currently pay $86.60 per month for the motorcycle to my friend, he needs me to finance it myself to get it out of his name.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 361
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 24.88%	Starting monthly payment:	$37.71

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	9 / 6	Length of status:	8y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$19,941	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	investment-boomarang	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reloan Money to Prosper.com
Purpose of loan:
This loan will be used to reloan money to other people on prosper.com.

My financial situation:
I am a good candidate for this loan because I have very steady income.

Monthly net income: $ 4350.00

Monthly expenses: $ 2565.00
??Housing: $ 560.00
??Insurance: $ 220.00
??Car expenses: $ 702.00
??Utilities: $ 35.00
??Phone, cable, internet: $ 98.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 175.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$904.44

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 7	Length of status:	5y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	21	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$52,140	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	glowing-finance9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CLOSED credit cards
Purpose of loan:
This loan will be used to pay off 3 credit cards that are closed. Want to be debt free sooner, with a loan at a lower interest rate then my credit cards are at.

My financial situation:
I am a good candidate for this loan because we have never been late on any payment, have excellent credit over 750, and even paying off in 3 years, this monthly fee will be less than what we are paying the 3 credit cards companies now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.05% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	3y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$16,277	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	repayment-coup7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Loan
Purpose of loan:
The purpose of this loan is to consolidate credit card balances.? These balances have been accrued while ago, when I had to spend money for family emergencies.? I have been extremely careful about utilization of credit cards from then on.

My financial situation:
I am a good candidate for this loan because, I work for an employer with demonstrated history of non-layoffs.? I have over 25 years of experience in my present field and have advanced degrees.? Rating of D is primarily related to my divorce period not recent and lifetime payment behavior.? In addition my wife makes about 25K/ year.

Monthly net income: $ 7400

Monthly expenses: $
??Housing: $ 1425
??Insurance: $
??Car expenses: $400
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 2000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$143.92

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1985	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	11y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$11,511	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-keen-loot	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I have seen my rates jump from a decent 12.9% up to over 23% ? and I have always paid my bill on time! I realize the reason for this huge jump is due to the government enforcing recent regulations on the banks that will restrict them from making these changes ? so they bumped everyone's rates prior to when these new regulations took place. Unfortunately they are taking advantage before the law goes into effect. I would rather have individual like you, earn a more realistic return on their money then the big corporations trying to protect the multi-million dollar bonuses of their executives. This truly is a win win for everyone. Thank you in advance !!

My financial situation:
I am a good candidate for this loan because... my credit history is excellent, I have owned my current home for the last 13 years and have a long work history at my current employer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$127.93

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	5y 11m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$4,526	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	auction-pudding	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
This loan will be used to pay off my high interest credit cards.
I don't have a lot of debt but have had a hard time paying off the cards in full and would like to have a set time to be debt free. Also, I don't want to pay exorbitant rates on my cards any longer. I had planned to ask the card company to lower my rates but a friend, who's a lender, told me about peer-to-peer lending. I love the idea. It's really innovative. I have a good job. It's union so it's secure with great benefits. I'm a teacher and a gardener and love my work. I'm a good investment because I always pay my bills and guard my credit closely.
Thanks,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$366.51

Auction yield range:	17.05% - 17.99%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	20%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 14	Length of status:	12y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$12,349	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	durability-habanero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some high interest cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a good steady income and my husband does as well. We pay our bills on time. We had soem emergency situations over the past 2 years that forced us to max out some of our cards, and now we are getting back on track.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	6y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	36
Screen name:	tolerant-credit8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Coral Farming
Purpose of loan:
This loan will be used to expand my current aquarium service business into coral farming.? I have contacts to buy coral at a wholesale price and the ability to split them into smaller pieces called frags and then resell them on the internet to aquarium hobbyists.? Profit margin is estimated at 300%.? For more information, visit our website at www.bluethumbfrags.com.?

My financial situation:
I am a good candidate for this loan because I have over 15 years experience working with aquarium animals.? I have been in business doing aquarium service since 2004 and this investment will help to?generate additional monthly income.

Monthly net income: $ 5000

Monthly expenses: $ 2635
??Housing: $ 600????
??Insurance: $ 70
??Car expenses: $ 200
??Utilities: $ 225
??Phone, cable, internet: $ 140
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,205.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$390.91

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	11y 10m
Credit score:	880-899 (Feb-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$24,252	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	leverage-elation	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF SOME CREDIT CARDS
Purpose of loan:
This loan will be used to PAY OFF?credit card balances that have a 12% rate?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and have a perfect credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$164.14

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	22y 8m
Credit score:	680-699 (Feb-2010)	Total credit lines:	17	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$2,016	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	TSgt	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 79% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	4 ( 21% )	560-579 (Jun-2008)
Principal balance:	$697.06	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Preparing my Daughter for College
Purpose of loan: I would use the money saved through Prosper to purchase a car for my daughter. She is a senior in High School, and is on track to be an honor graduate. ?She enrolled in a ?trial? dual enrollment program at her school. ?She was able to earn her (CNA) Certified Nursing Assistant and (PCA) Patient Care Assistant Training. She passed the State Board two weeks ago. She works as a cashier locally. She can now work at a nursing home in a nearby city. She needs a reliable car in order to do so. I presently have a loan with Prosper. I started with a $1000 ?starter? loan. I used this loan to pay off small debts. I then concentrated on my credit score. Since I received the loan, I have managed to raise my score over100 points. At this time I feel I am an excellent candidate for a larger consolidation loan. My financial situation: I presently have a loan with Prosper. I started with a $1000 ?starter? loan. I used this loan to pay off small debts. I then concentrated on my credit score. Since I received the loan, I have managed to raise my score over100 points. At this time I feel I am an excellent candidate for a larger consolidation loan. Monthly net income: $2850-myself -Spouse Monthly expenses: $ Housing: $?spouse Insurance: $ 295-? Car expenses: $ 300 ?Utilities: $ 320??Phone, cable, internet: $140??Food, entertainment: $?spouse??Clothing, household expenses $ spouse??Credit cards and other loans: $ 3100-to pay off ??Other expenses: $ 300???? My total expenses are: 2510 The loan would take it down to 2060
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.40%	Starting borrower rate/APR:	12.40% / 12.75%	Starting monthly payment:	$300.65

Auction yield range:	3.05% - 11.40%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	0y 7m
Credit score:	820-839 (Feb-2010)	Total credit lines:	24	Occupation:	Psychologist
Now delinquent:	0	Revolving credit balance:	$11,873	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-sensible-point	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"bridge" while clientele increases
Purpose of loan:
This loan will be used to?increase my business as a Licensed Marriage Family Therapist in my area and in a nearby locale. This is proving to be much bigger than I thought it would be and am thus acquiring a bridge while I further establish my business.? I am hard-working (a family value) and have always paid my bills.

My financial situation:
I am a good candidate for this loan because?this is just a temporary need while I shift services.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.05% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	70%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	1y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3,514	Stated income:	$1-$24,999
Amount delinquent:	$646	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	tazerpup	Borrower's state:	Montana	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,500.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008) 700-719 (Mar-2007)
Principal balance:	$3,264.87	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
Debt Reconstruction/Business Loan
Purpose of loan:
This loan will be used to reconstruct my current debt into one?easy monthly payment and for expanding my business.???

My financial situation:
I am a good candidate for this loan because I have ample income to make the monthly payments.? I have had two previous Prosper Loans, one active, one paid in full.? I have never missed a payment and I love the convience of the ACH.? I have been?in a Lease to Purchase contract for ?a motel, restaurant and tavern for the? past year and a half, and I am now ready to purchase this business.? I will use this loan to reconstruct my credit card debt and?pay off my active Prosper loan.? This will improve my credit score in order?for me to?secure a business loan for purchase.? In today's economy, lending restrictions are harsh, but possible.
???? I recently got married, and my husband shares our monthly expenses.? He is an independent contractor (drywall) and he further helps me with our business venture.? I am not sure why I am listed at HR, for I have an Experian Score of 687.? I will provide any information that you may need to prove that I am an excellent candidate for repayment.? Thank you in advance for your consideration.

Monthly net income: $2,000.00 salary?? (Business grosses approx. $13,000.00 per month)?

Monthly expenses: $
??Housing: $ 650.00?
??Insurance: $100.00
??Car expenses: $50.00
??Utilities: $ 60.00
??Phone, cable, internet: $50.00
??Food, entertainment: $50.00--I eat at my own establishment
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $500.00--I pay more than the minimum?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	59%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	8 / 3	Length of status:	19y 4m
Credit score:	660-679 (Feb-2010)	Total credit lines:	29	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	wileyman28	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FIXED INCOME WITH DIRECT DEPOSIT
MY WIFES ANNUAL INCOME OF $7500 IS NOT INCLUDED IN MY ?PERSONAL INCOME. HAVE A SON AND A NEPHEW LIVING WITH US ADDING ANOTHER $25000 HOUSEHOLD INCOME.
SAME BANK 19 PLUS YEARS. SAME HOUSE 19 YEARS.
DIRECT DEPOSIT OVER $3000 A MONTH.
LOAN IS TO CONSOLIDATE DEBT.
WILL PAY OFF LOAN UNDER THE ALLOTTED TIME.
HAVE BEEN A VICTIM OF IDENTITY FRAUD FROM HSBC AND BANK OF AMERICA.
THAT IS THE 3 DELINQUENCIES. IN THE PROCESS OF CORRECTING THAT.
OTHER THAN THAT MY PAYMENTS SHOULD BE PERFECT.
RETIRED TEACHER AND PASTOR. WIFE IS A RETIRED RN.

THANK YOU FOR YOUR CONSIDERATION!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$119.69

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 2	Length of status:	14y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$906	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	LindaKillpack	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$3,659.12	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Get to a trade show
This is my second loan through Prosper and I am so excited to be trying for a second loan to get my product to a trade show for this spring. The funds for the first loan went towards a fabric printer and a tufting machine which got things going so much so that I've been able to make my orders. The second loan is to venture into wholesale so that I can entirely retire to make my business flourish, this means the money will go to more yarns to make up extra samples for a trade show. The majority of the money is going to trade show booth rental and advertising. Thanks for all of the support, I'm so appreciative of the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$259.60

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	2y 11m
Credit score:	760-779 (Mar-2010)	Total credit lines:	37	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$19,003	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	debt-adventure	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-779 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2008)
Principal balance:	$7,996.48	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Proven Prosper Payer!
Purpose of loan: Refinance remainder of credit card debt.
I took a prosper loan in 2008 while working on my nurse practitioner masters degree. I'm finished with my training now, and I have never been late on a payment.?
My financial situation:
I am a good candidate for this loan because? I have a very good, secure job as a NP, and a proven track record with prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.05% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	53%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	1y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,364	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	optimizer8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
I am requesting financial assistance due to the fact that I am overwhelmed financially. My financial situation is not too bad yet. It is getting to the point that I am having a hard time keeping up with so many bills that if I could combine them into one and have a payoff date. I am a good candidate for this loan because I make my payments on time and this will give me a payoff date instead of just making the min. payments.

Monthly net income: $3000.00 for me and my spouse Monthly expenses: $2600??Housing: $1400
??Insurance: $120
??Car expenses: $205
??Utilities: $150
??Phone, cable, internet: $80
??Food, entertainment: $250
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	214%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	0y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,265	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thorough-payment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Loans
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$969	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	29
Screen name:	RenovatioCapital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Continuing my Education
Purpose of loan:
This loan will be used to pay the tuition and class fees for university of Phoenix. I am continuing my education and am only a year away from getting my degree. I need just a little bit of help to finish my schooling.
My financial situation:
I am a good candidate for this loan because I work at AT&T and have a stable job with a stable income. I have worked at AT& for 2 and a half years and am in the top 3 in our store in sales.?I plan to pay this loan off within?24 months.

Monthly net income: $ 3375

Monthly expenses: $ 2510
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $500
??Utilities: $ 120
??Phone, cable, internet: $90
??Food, entertainment: $ 400
??Clothing, household expenses $250
??Credit cards and other loans: $ 250
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	68%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	9y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	46	Occupation:	Food Service Manage...
Now delinquent:	24	Revolving credit balance:	$8,820	Stated income:	$25,000-$49,999
Amount delinquent:	$4,356	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	35
Screen name:	suprmdl0001	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-679 (Dec-2007) 560-579 (Jun-2007) 620-639 (Mar-2007)
Principal balance:	$2,073.10	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
payoff credit cards
Purpose of loan:
(explain what you will be using this loan for) paying off high interest ?credit cards and boosting my credit score

My financial situation:
i will be?paying down high interest credit cards and boosting my credit score

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 300.00
??Car expenses: $ 250.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 80.00Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$154.71

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	9%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	20y 11m
Credit score:	860-879 (Mar-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,432	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fabulous-pound9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase collector car
Purpose of loan:
This loan will be used to? Purchase a classic/collector car for pleasure driving and to keep in the family for many years.

My financial situation: I have a wonderful, well paying job with the federal government that pays me $115,000 per year. I have relatively low debt and have a very high credit score. I have never defaulted on a loan or any type of payment obligation.
I am a good candidate for this loan because? My credit history is excellent. It is a relatively small amount ($5000) and this will be deducted from my account automatically. More than likely this loan will be paid off before the 36 month loan term.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	2y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	16	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$7,373	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	punctual-liberty	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Never paid a bill late
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.

Monthly expenses:?
??Housing: $ 416?
??Phone, cable, internet: $ 70??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	16%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	6y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,962	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-powerful-p2p	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Loan
Purpose of loan:
This loan will be used to?? Purchase a 2nd car for the family for work use

My financial situation:
I am a good candidate for this loan because? I work for a small stable family business
Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300 ???? ????
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 6.84%	Starting monthly payment:	$306.49

Auction yield range:	3.05% - 5.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 16	Length of status:	2y 6m
Credit score:	800-819 (Mar-2010)	Total credit lines:	30	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$24,329	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	keen-economy4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
The loan will be used to?upgrade a kitchen.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.52%	Starting borrower rate/APR:	21.52% / 23.78%	Starting monthly payment:	$189.71

Auction yield range:	8.05% - 20.52%	Estimated loss impact:	6.98%
Lender servicing fee:	1.00%	Estimated return:	13.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	42%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 6	Length of status:	3y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	21	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$19,103	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	just-credit5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attorney Costs
Purpose of loan:
This loan will be used to pay attorney fees.

My financial situation:
I am a good candidate for this loan because I have a stable job and will be able to repay the loan with no problem.? The only issue is most of my savings are in retirement accounts that I can't touch and 5,000 all at once is something that I cannot do.?

Monthly net income: $ 3,250

Monthly expenses: $
??Housing: $ 1172
??Insurance: $
??Car expenses: $ 428
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.33%	Starting borrower rate/APR:	32.33% / 34.74%	Starting monthly payment:	$437.38

Auction yield range:	11.05% - 31.33%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1970	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	27y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	35	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$110,209	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	restless-dinero6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory Purchase
Purpose of loan:
This loan will be used to purchase inventory. The business is a debt collection company. Unlike a collection agency we purchase the debt upfront for a fraction of the value. Purchasing upfront allows us to get a better price per purchase and allows us the freedom to pursue all legal remedies available to collect the debt.?Our ownership?has a combined 25 years of experience in debt collection. In this economy?the amount of sellers of debt we have is increasing rapidly. Companies?get bad debt off their books and increase?cash flow.

My financial situation:
My credit score reflects my ability to repay my loans. Credit guidelines have tightened causing me to look for alternative funding methods. We have a great rate of return on debt that we purchase and this loan would be all the financing we would require.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.05% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	9y 10m
Credit score:	800-819 (Mar-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,245	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enticing-credit3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off All debt at Great Rate
Purpose of loan:
This loan will be used to?

Pay off three of my credit cards and make one monthly payment that will allow me to service all my existing debt with one monthly payment and be debt free in 3 years.? All of the credit cards will be closed and purged for no further use.? I look forward to only having one monthly payment.? Credit debt was used to set up and pay for various items/ appliances in my home.? I'm looking for a great rate.? I have excellent credit and 800+ credit score so your investment is safe.

My financial situation:
I am a good candidate for this loan because?

I have a solid income annual, including bonuses that I receive annually as well and have a solid repayment and credit history.? I have paid and service all of my previous credit agreements.? Even though loan?would be in my name my husband will also assist in repaying the loan ASAP (hopefully making extra payments).? I also work in the financial industry at an international bank, where I have been employeed for about 10 years.? I think I'm a solid borrower with solid income, homeowner, and has solid prior borrowing history.? I'm looking to become financially independent of all credit cards/ credit and this is a great step to be able to close my credit cards.? I noticed prosper when my husband recently used them and paid off all his debt, using one of our bonuses.? I hope to pay this loan off before 36 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	4y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,778	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bid-den	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capitol Wanted To Expand
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2008	Debt/Income ratio:	17%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 1	Length of status:	2y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	6	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$319	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	finance-victor	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for breast agumentation
Purpose of loan:
This loan will be used to? provide myself with confidence that i have been lacking for years now due to surgrey i had recieved when i was 16 years old. The doctors found cysts in my breast tissue?that had to remove before it could turn cancerous. I?already have some money saved up for this procedure?but still am lacking 4000 dollars. I would greatly appreiciate to be approved for this loan. Thank you so much in return.?
My financial situation:
I am a good candidate for this loan because? i have worked at my job as being a shift manager at Arbys for almost 3 years now. I am also a student in the nursing program at my local college. I have never been late on a payment nor will i ever be. my credit score is above 700 and my goal is to top that. I do not have much of a credit history because i am young but i can assure you i am a good candidate for this loan because ruining my credit history is something i am strongly against.

Monthly net income: $ 15,000

Monthly expenses: $
??Housing: $ live with my fiance (free)
??Insurance: $ 55
??Car expenses: $ 0 paid off
??Utilities: $ 100
??Phone, cable, internet: $?75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.